Exhibit 99.1

Blackstone Reports Fourth Quarter and Full Year 2017 Results

New York, February 1, 2018: Blackstone (NYSE:BX) today reported its fourth quarter and full year 2017 results.

Stephen A. Schwarzman, Chairman and Chief Executive Officer, said, “I’m proud to share results from a truly exceptional year for Blackstone, reflected by outstanding earnings growth and record capital activity that drove our highest-ever level of aggregate cash distributions to shareholders. In 2017, we took in $108 billion of capital inflows, invested more than $50 billion, and returned more than $55 billion to our limited partner investors through realizations – all new records for the firm. At the same time, Blackstone’s tireless drive to innovate has enabled us to launch large-scale new product areas that reach a wider client base and serve existing clients in new ways, including through more permanent capital vehicles. Our investors in turn have entrusted us with more capital than ever before, leading to a new record total assets under management of $434 billion, up 18% year-over-year.”

Blackstone issued a full detailed presentation of its fourth quarter and full year 2017 results, which can be viewed at www.blackstone.com.

Distribution

Blackstone has declared a quarterly distribution of $0.85 per common unit to record holders of common units at the close of business on February 12, 2018. This distribution will be paid on February 20, 2018.

Quarterly Investor Call Details

Blackstone will host a conference call on February 1, 2018 at 11:00 a.m. ET to discuss fourth quarter and full year 2017 results. The conference call can be accessed via the Investors section of Blackstone’s website at www.blackstone.com or by dialing +1 (877) 391-6747 (U.S. domestic) or +1 (617) 597-9291 (international), pass code 149 943 55#. For those unable to listen to the live broadcast, a replay will be available on www.blackstone.com or by dialing +1 (888) 286-8010 (U.S. domestic) or +1 (617) 801-6888 (international), pass code 893 174 64#.

About Blackstone

Blackstone is one of the world’s leading investment firms. We seek to create positive economic impact and long-term value for our investors, the companies we invest in, and the communities in which we work. We do this by using extraordinary people and flexible capital to help companies solve problems. Our asset management businesses, with over $430 billion in assets under management, include investment vehicles focused on private equity, real estate, public debt and equity, non-investment grade credit, real assets and secondary funds, all on a global basis. Further information is available at www.blackstone.com. Follow Blackstone on Twitter @Blackstone.

The Blackstone Group L.P.

345 Park Avenue

New York, New York 10154

T 212 583 5000

Forward-Looking Statements

This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things, Blackstone’s operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the filings. Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This release does not constitute an offer of any Blackstone Fund.

Investor and Media Relations Contacts

Joan Solotar Blackstone Tel: +1 (212) 583-5068 solotar@blackstone.com	Weston Tucker Blackstone Tel: +1 (212) 583-5231 tucker@blackstone.com	Christine Anderson Blackstone Tel: +1 (212) 583-5182 Christine.Anderson@blackstone.com

2

February 1, 2018 Blackstone’s Fourth Quarter and Full Year 2017 Earnings

Blackstone

Blackstone’s Fourth Quarter and Full Year 2017 GAAP Results
GAAP
Net
Income
was
$763
million
for
the
quarter,
and
$3.4
billion
for
the
year.
GAAP
Net
Income
Attributable
to
The
Blackstone
Group
L.P.
was
$282
million
for
the
quarter
and
$1.5
billion
for
the
year.
n/m = not meaningful. The enactment of the Tax Cuts and Jobs Act in 4Q’17 resulted in income of $404 million related to a reduction to the Tax Receivable Liability and an increase in the Provision for Taxes of $501 million due to a partial reversal of Deferred Tax Assets.
% Change
% Change
(Dollars in Thousands, Except per Unit Data) (Unaudited)
4Q'16
4Q'17
vs. 4Q'16
FY'16
FY'17
vs. FY'16
Revenues
Management and Advisory Fees, Net
630,092
$
719,687
$
14%
2,442,975
$
2,729,056
$
12%
Performance Fees
Realized Carried Interest
416,197
1,357,029
226%
1,474,830
3,439,754
133%
Realized Incentive Fees
82,382
185,420
125%
170,537
374,571
120%
Unrealized Carried Interest
239,224
(443,581)
n/m
481,304
(100,477)
n/m
Unrealized Incentive Fees
3,760
(107,095)
n/m
49,660
(8,692)
n/m
Total Performance Fees
741,563
991,773
34%
2,176,331
3,705,156
70%
Investment Income (Loss)
Realized
106,350
184,562
74%
278,737
635,769
128%
Unrealized
9,967
(20,567)
n/m
77,314
42,605
(45)%
Total Investment Income
116,317
163,995
41%
356,051
678,374
91%
Interest and Dividend Revenue
28,544
40,524
42%
95,724
139,696
46%
Other
52,853
(33,781)
n/m
54,753
(133,229)
n/m
Total Revenues
1,569,369
1,882,198
20%
5,125,834
7,119,053
39%
Expenses
Compensation and Benefits
Compensation
304,347
364,484
20%
1,335,408
1,442,485
8%
Performance Fee Compensation
Realized Carried Interest
141,443
531,067
275%
455,954
1,226,561
169%
Realized Incentive Fees
33,286
69,627
109%
78,096
160,683
106%
Unrealized Carried Interest
137,591
(151,899)
n/m
312,838
105,372
(66)%
Unrealized Incentive Fees
1,489
(40,931)
n/m
21,134
(4,286)
n/m
Total Compensation and Benefits
618,156
772,348
25%
2,203,430
2,930,815
33%
General, Administrative and Other
141,954
129,236
(9)%
520,309
466,316
(10)%
Interest Expense
41,142
74,606
81%
152,654
197,486
29%
Fund Expenses
23,232
32,692
41%
52,181
132,787
154%
Total Expenses
824,484
1,008,882
22%
2,928,574
3,727,404
27%
Other Income
Reversal of Tax Receivable Agreement Liability
-
403,855
n/m
-
403,855
n/m
Net Gains from Fund Investment Activities
73,510
81,963
11%
184,750
321,597
74%
Income Before Provision for Taxes
818,395
$
1,359,134
$
66%
2,382,010
$
4,117,101
$
73%
Provision for Taxes
48,087
596,590
n/m
132,362
743,147
461%
Net Income
770,308
$
762,544
$
(1)%
2,249,648
$
3,373,954
$
50%
Net Income Attributable to Redeemable Non-Controlling Interests in Consolidated Entities
1,663
7,600
357%
3,977
13,806
247%
Net Income Attributable to Non-Controlling Interests in Consolidated Entities
58,684
132,364
126%
246,152
497,439
102%
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings
342,010
340,992
(0)%
960,284
1,391,879
45%
Net Income Attributable to The Blackstone Group L.P. ("BX")
367,951
$
281,588
$
(23)%
1,039,235
$
1,470,830
$
42%
Net Income per Common Unit, Basic
0.56
$
0.42
$
(25)%
1.60
$
2.21
$
38%
Net Income per Common Unit, Diluted
0.55
$
0.42
$
(24)%
1.56
$
2.21
$
42%

Blackstone

Blackstone’s Fourth Quarter and Full Year 2017 Segment Highlights
Economic
Net
Income
(“ENI”)
was
$850
million
($0.71/unit)
in
the
quarter,
up
5%
year-over-year,
on
$1.8
billion
of
Total
Segment
Revenues.
•
ENI
was
$3.4
billion
($2.81/unit)
for
the
year,
up
41%
year-over-year,
on
$6.8
billion
of
Total
Segment
Revenues.
Distributable
Earnings
(“DE”)
was
$1.2
billion
($1.00/unit)
in
the
quarter,
up
94%
year-over-year,
driven
by
$1.5
billion
of
Realized
Performance
Fees.
•
DE
was
a
record
$3.9
billion
($3.17/unit)
for
the
year
on
$3.8
billion
of
Realized
Performance
Fees.
Fee
Related
Earnings
(“FRE”)
was
$328
million
in
the
quarter,
up
11%
year-over-year,
on
$732
million
of
Net
Management
and
Advisory
Fees.
•
FRE
was
a
record
$1.2
billion
for
the
year,
up
21%
year-over-year,
on
$2.8
billion
of
Net
Management
and
Advisory
Fees.
Total
Assets
Under
Management
(“AUM”)
grew
to
a
record
$434.1
billion
through
a
combination
of
continued
fundraising,
fund
appreciation,
and
strategic
platform
expansion.
•
Inflows
were
$62.2
billion
in
the
quarter,
including
$22
billion
from
Fidelity
&
Guaranty
Life
and
$11
billion
from
the
acquisition
of
Harvest,
bringing
full
year
inflows
to
a
record
$108.0
billion.
•
Total
AUM
increased
18%
year-over-year
and
Fee-Earning
AUM
was
up
21%
to
$335.3
billion.
Quarterly
and
annual
capital
deployed
records
of
$19.5
billion
and
$50.7
billion,
respectively.
Blackstone
declared
a
fourth
quarter
distribution
of
$0.85
per
common
unit
payable
on
February
20,
2018.
The changes in carrying value, fund returns and composite returns presented throughout this presentation represent those of the applicable Blackstone Funds and not those of The
Blackstone Group L.P.

Blackstone

Blackstone’s Fourth Quarter and Full Year 2017 Segment Earnings
% Change
% Change
(Dollars in Thousands, Except per Unit Data)
4Q'16
4Q'17
vs. 4Q'16
FY'16
FY'17
vs. FY'16
Management and Advisory Fees, Net
635,892
$
732,392
$
15%
2,462,993
$
2,770,791
$
12%
Performance Fees
741,903

992,758

34%
2,177,986

3,708,124

70%
Investment Income
99,282

55,737

(44)%
220,290

304,988

38%
Interest Income and Dividend Revenue
28,544

42,836

50%
96,399

142,920

48%
Other
52,839

(35,151)

n/m
54,712

(140,051)

n/m
Total Revenues
1,558,460

1,788,572

15%
5,012,380

6,786,772

35%
Total Expenses
713,600

902,192

26%
2,531,096

3,309,150

31%
Taxes
33,250

36,006

8%
92,263

101,531

10%
Economic Net Income
811,610
$
850,374
$
5%
2,389,021
$
3,376,091
$
41%
ENI per Unit
0.68
$
0.71
$
4%
2.00
$
2.81
$
41%
Fee Related Earnings
294,495
$
327,586
$
11%
1,021,688
$
1,236,219
$
21%
Distributable Earnings
638,994
$
1,239,146
$
94%
2,121,575
$
3,876,215
$
83%
DE per Common Unit
0.51
$
1.00
$
96%
1.73
$
3.17
$
83%
Total AUM
366,553,465
$
434,128,243
$
18%
366,553,465
$
434,128,243
$
18%
Fee-Earning AUM
277,092,672
$
335,343,998
$
21%
277,092,672
$
335,343,998
$
21%
See note on page 13 regarding Total Segment measures.

Blackstone

Private Equity
17.6%
FY’17 Increase in Corporate
Private Equity Carrying Value
$4.4 billion
4Q’17 Realizations
$105.6
billion
Total AUM up 5% YoY
Corporate
Private
Equity
carrying
value
increased
6.8%
in
the
quarter
and
17.6%
for
the
year
driven
by
broad
based
appreciation
in
the
private
portfolio
and
public
holdings.
Realizations
of
$4.4
billion
in
the
quarter
were
driven
by
private
company
sales
in
Corporate
Private
Equity,
and
strong
activity
across
Tactical
Opportunities
and
Strategic
Partners,
bringing
full
year
realizations
to
$15.8
billion.
Invested
$4.9
billion
in
the
quarter,
including
the
first
deal
in
the
recently
raised
Asia
fund
and
deployments
in
Tactical
Opportunities
and
Strategic
Partners.
•
Committed
an
additional
$2.3
billion
during
the
year
that
has
not
yet
been
deployed.
Total
AUM
inflows
of
$5.0
billion
and
portfolio
appreciation
in
the
quarter
drove
Total
AUM
to
$105.6
billion.
Net
Management
and
Advisory
Fees
of
$764
million
for
the
full
year,
up
36%
year-over-year
primarily
due
to
a
full
year
of
management
fees
from
BCP
VII.
% Change
% Change
(Dollars in Thousands)
4Q'16
4Q'17
vs. 4Q'16
FY'16
FY'17
vs. FY'16
Management and Advisory Fees, Net
157,467
$
202,099
$
28%
560,066
$
764,435
$
36%
Performance Fees
253,547
365,350
44%
670,959
1,143,974
70%
Investment Income
24,203
22,995
(5)%
68,784
103,420
50%
Interest, Dividend and Other Revenue
25,749
(183)
n/m
45,822
(2,824)
n/m
Total Revenues
460,966
590,261
28%
1,345,631
2,009,005
49%
Compensation
72,916
92,229
26%
309,968
362,674
17%
Performance Fee Compensation
116,659
154,580
33%
274,819
475,639
73%
Interest Expense
12,987
19,170
48%
49,126
51,129
4%
Other Operating Expenses
34,771
32,478
(7)%
130,685
120,997
(7)%
Total Expenses
237,333
298,457
26%
764,598
1,010,439
32%
Economic Income
223,633
$
291,804
$
30%
581,033
$
998,566
$
72%
Total AUM
100,189,994
$
105,560,576
$
5%
100,189,994
$
105,560,576
$
5%
Fee-Earning AUM
69,110,457
$
70,140,883
$
1%
69,110,457
$
70,140,883
$
1%

Blackstone

Real Estate
19.4%
FY’17 Increase in Opportunistic
Funds’ Carrying Value
$115.3 billion
Total AUM up 13% YoY
$10.2 billion
4Q’17 Realizations
Scale
and
reach
of
global
platform
resulted
in
a
record
$24.5
billion
of
realizations,
record
$19.9
billion
capital
deployed
and
$23.8
billion
of
Total
AUM
inflows
in
2017.
Opportunistic
funds’
carrying
value
increased
5.2%
during
the
quarter
and
19.4%
for
the
full
year;
core+
funds’
carrying
value
increased
3.3%
in
the
quarter
and
12.0%
for
the
year.
Quarterly
realizations
of
$10.2
billion
driven
by
the
sale
of
Logicor,
the
largest
private
exit
in
BREP’s
history.
Invested
$11.0
billion
in
the
quarter,
including
two
public-to-private
transactions
in
Asia.
•
$4.4
billion
of
transactions
committed
but
not
yet
deployed
during
the
year
and
an
additional
$1.7
billion
committed
in
January,
including
the
privatization
of
a
Canadian
industrial
REIT.
Total
AUM
up
13%
and
Fee-Earning
AUM
up
17%
year-over-year
to
$115.3
billion
and
$84.0
billion,
respectively.
•
Total
AUM
inflows
of
$10.9
billion
during
the
quarter
driven
by
Europe
core+,
including
$6.0
billion
Logicor
asset
management
mandate
and
$2.0
billion
in
Total
AUM
from
the
initial
closing
for
BPP
Europe.
•
Global
core+
Total
AUM
up
91%
year-over-year
to
$27.0
billion,
four
years
after
launching
the
business.
Carrying value for core+ funds excludes BREIT.
% Change
% Change
(Dollars in Thousands)
4Q'16
4Q'17
vs. 4Q'16
FY'16
FY'17
vs. FY'16
Management Fees, Net
219,183
$
244,064
$
11%
883,163
$
939,038
$
6%
Performance Fees
358,319
479,363
34%
1,121,639
2,074,967
85%
Investment Income
59,749
24,747
(59)%
121,593
133,683
10%
Interest, Dividend and Other Revenue
27,615
3,834
(86)%
54,976
6,659
(88)%
Total Revenues
664,866
752,008
13%
2,181,371
3,154,347
45%
Compensation
82,000
108,490
32%
385,352
427,211
11%
Performance Fee Compensation
136,304
195,383
43%
406,354
802,861
98%
Interest Expense
13,138
26,891
105%
49,849
71,341
43%
Other Operating Expenses
37,956
38,543
2%
137,581
136,042
(1)%
Total Expenses
269,398
369,307
37%
979,136
1,437,455
47%
Economic Income
395,468
$
382,701
$
(3)%
1,202,235
$
1,716,892
$
43%
Total AUM
101,963,652
$
115,340,363
$
13%
101,963,652
$
115,340,363
$
13%
Fee-Earning AUM
72,030,054
$
83,984,824
$
17%
72,030,054
$
83,984,824
$
17%

Blackstone

Hedge Fund Solutions
8.3%
FY’17 BPS Composite Gross Return
$4.1
billion
4Q’17 Total AUM Inflows
$75.1
billion
Total AUM up 6% YoY
The
BPS
Composite
gross
return
was
1.5%
in
the
quarter
(1.3%
net),
and
8.3%
for
the
full
year
(7.3%
net),
continuing
positive
momentum
in
returns
for
hedge
fund
strategies.
Record
full
year
Total
Segment
Revenues
of
$728
million,
up
22%
year-over-year.
Total
AUM
inflows
of
$4.1
billion
during
the
quarter
and
$12.1
billion
for
the
year,
driven
by
customized
solutions,
commingled
products
and
individual
investor
and
specialized
solutions.
•
January
1
subscriptions
of
$1.3
billion
are
not
yet
included
in
Total
AUM.
Total
AUM
increased
6%
year-over-year
to
a
record
$75.1
billion,
driven
primarily
by
appreciation
across
strategies.
•
Total
AUM
for
BAAM’s
individual
investor
solutions
platform
reached
$8.3
billion,
up
20%
from
$6.9
billion
year-over-year.
•
Fee-Earning
AUM
up
4%
year-over-year
to
$69.9
billion.
The BPS Composite gross and net returns are based on the BAAM Principal Solutions (“BPS”) Composite, which does not include BAAM's individual investor solutions (liquid alternatives), long-biased commodities, ventures (seeding and minority interests), strategic opportunities (co-invests), and advisory (non-discretionary) platforms, except for investments by BPS funds directly into those platforms. BAAM-managed funds in liquidation and non fee-paying assets (net
returns only) are also excluded. The funds/accounts that comprise the BPS Composite are not managed within a single fund or account and are managed with different mandates. There is no guarantee that BAAM would have made the same mix of investments in a stand-alone fund/account. The BPS Composite is not an investible product and, as such, the performance of the Composite does not represent the performance of an actual fund or account.
% Change
% Change
(Dollars in Thousands)
4Q'16
4Q'17
vs. 4Q'16
FY'16
FY'17
vs. FY'16
Management Fees, Net
131,557
$
130,384
$
(1)%
522,797
$
518,935
$
(1)%
Performance Fees
25,573
29,525
15%
43,466
162,114
273%
Investment Income
5,424
6,583
21%
8,238
50,086
508%
Interest, Dividend and Other Revenue
13,876
1,347
(90)%
22,021
(2,855)
n/m
Total Revenues
176,430
167,839
(5)%
596,522
728,280
22%
Compensation
39,509
37,470
(5)%
185,320
176,782
(5)%
Performance Fee Compensation
9,665
2,436
(75)%
19,870
56,245
183%
Interest Expense
6,481
11,624
79%
24,524
31,618
29%
Other Operating Expenses
19,039
17,610
(8)%
75,870
68,265
(10)%
Total Expenses
74,694
69,140
(7)%
305,584
332,910
9%
Economic Income
101,736
$
98,699
$
(3)%
290,938
$
395,370
$
36%
Total AUM
71,119,718
$
75,090,834
$
6%
71,119,718
$
75,090,834
$
6%
Fee-Earning AUM
66,987,553
$
69,914,061
$
4%
66,987,553
$
69,914,061
$
4%

Blackstone

Credit
$9.7 billion
FY’17 Total Capital Deployed
$138.1
billion
Total AUM up 48% YoY
FY’17 Composite
Gross Returns
Performing Credit
11.2%
Distressed
7.7%
Composite
gross
returns
of
11.2%
for
Performing
Credit
and
7.7%
for
Distressed
Strategies
for
the
year.
•
Composite
gross
returns
for
the
quarter
were
1.7%
for
Performing
Credit
and
3.4%
for
Distressed
Strategies.
Investment
pace
remained
strong
with
a
record
$3.2
billion
of
capital
deployed
during
the
quarter
and
a
record
$9.7
billion
over
the
full
year.
Total
AUM
increased
48%
year-over-year
to
a
record
$138.1
billion,
driven
by
inflows
from
the
new
Blackstone
Insurance
Solutions
platform
primarily
comprised
of
Fidelity
&
Guaranty
Life,
and
the
acquisition
of
Harvest.
•
Blackstone
Insurance
Solutions
comprises
$22.5
billion
of
Total
AUM.
•
Closed
the
acquisition
of
Harvest,
contributing
$10.8
billion
to
Total
AUM.
•
Raised
$649
million
of
capital
in
the
quarter
for
the
successor
flagship
distressed
fund,
ending
the
year
with
a
total
of
$6.7
billion
of
capital
raised.
•
Launched
nine
CLOs
(six
U.S.
and
three
European)
for
the
year
totaling
$5.8
billion,
including
$2.1
billion
in
the
fourth
quarter.
% Change
% Change
(Dollars in Thousands)
4Q'16
4Q'17
vs. 4Q'16
FY'16
FY'17
vs. FY'16
Management Fees, Net
127,685
$
155,845
$
22%
496,967
$
548,383
$
10%
Performance Fees
104,464
118,520
13%
341,922
327,069
(4)%
Investment Income
9,906
1,412
(86)%
21,675
17,799
(18)%
Interest, Dividend and Other Revenue
14,143
2,687
(81)%
28,292
1,889
(93)%
Total Revenues
256,198
278,464
9%
888,856
895,140
1%
Compensation
46,638
67,845
45%
202,576
236,449
17%
Performance Fee Compensation
51,181
55,465
8%
166,979
153,585
(8)%
Interest Expense
6,480
14,660
126%
24,523
38,750
58%
Other Operating Expenses
27,876
27,318
(2)%
87,700
99,562
14%
Total Expenses
132,175
165,288
25%
481,778
528,346
10%
Economic Income
124,023
$
113,176
$
(9)%
407,078
$
366,794
$
(10)%
Total AUM
93,280,101
$
138,136,470
$
48%
93,280,101
$
138,136,470
$
48%
Fee-Earning AUM
68,964,608
$
111,304,230
$
61%
68,964,608
$
111,304,230
$
61%
Performing Credit Strategies include mezzanine lending funds, Business Development Companies (“BDCs”) and other performing credit strategy funds. Distressed Strategies include credit alpha strategies, stressed / distressed funds and distressed energy strategies. The composite gross returns represent a weighted-average composite of the fee-earning funds exceeding $100 million of fair value at each respective quarter end for each strategy. Composite gross returns exclude the Blackstone
Funds that were contributed to GSO as part of Blackstone’s acquisition of GSO in March 2008. Performing Credit Strategies’ net composite returns were 0.3% and 6.2% for 4Q’17 and FY'17. Distressed Strategies’ net composite returns were 2.6%
and 4.9% for 4Q’17 and FY'17. The breakdown of Total AUM for 4Q’17 is as follows: Distressed Strategies $26.6 billion (23% Incentive Fee, 77% Carried Interest), Performing Credit Strategies $40.0 billion (47% Incentive Fee, 53% Carried Interest),
Long Only $38.2 billion, Blackstone Insurance Solutions $22.5 billion, and Harvest $10.8 billion. The breakdown of Fee-Earning AUM for 4Q’17 is as follows: Distressed Strategies $12.9 billion (43% Incentive Fee, 57% Carried Interest), Performing
Credit Strategies $27.5 billion (68% Incentive Fee, 32% Carried Interest), Long Only $37.6 billion, Blackstone Insurance Solutions $22.5 billion, and Harvest $10.8 billion.

Blackstone

$79.1
$93.3
$138.1
$69.1
$71.1
$75.1
$93.9
$102.0
$115.3
$94.3
$100.2
$105.6
$336.4
$366.6
$434.1
4Q'15
4Q'16
4Q'17
$61.7
$69.0
$111.3
$65.7
$67.0
$69.9
$67.3
$72.0
$84.0
$51.5
$69.1
$70.1
$246.1
$277.1
$335.3
4Q'15
4Q'16
4Q'17
Fee-Earning AUM by Segment
(Dollars in Billions)
Total AUM by Segment
(Dollars in Billions)
Assets Under Management
Total AUM increased 18% year-over-year to $434.1 billion driven by $108.0 billion of inflows.
•
Total AUM increased despite realizations of $55.2 billion during the year.
Fee-Earning AUM of $335.3 billion up 21% year-over-year as $97.2 billion of inflows outpaced $49.1 billion of realizations and outflows.
Private Equity
Real Estate
Hedge Fund Solutions
Credit

Blackstone

$176.1
$26.8
$98.1
$301.0
Additional Capital Detail
Uninvested
Not Currently
Earning
Performance
Fees
Currently
Earning
Performance
Fees
Private Equity
Real Estate
Hedge Fund Solutions
Credit
$95 billion 4Q’17
Total Dry Powder
$301
billion Performance
Fee Eligible AUM
$46 billion Not Currently
Earning Management Fees
$30.4
$37.3
$64.4
$43.9
$176.1
Performance Fee Eligible AUM Currently Earning Performance Fees of $176.1 billion includes $43.9 billion for Private Equity (Corporate Private Equity $26.2 billion, Tactical
Opportunities $11.6 billion, Strategic Partners $6.1 billion), $64.4 billion for Real Estate (BREP $42.1 billion, core+ and BREIT $14.7 billion, BREDS $7.6 billion), $37.3 billion for
Hedge Funds Solutions, and $30.4
billion for Credit (Distressed Strategies $9.6 billion, Performing Credit Strategies $20.2 billion, Long Only and Master Limited Partnership
(“MLP”) $655 million).
Undrawn
capital
(“Total
Dry
Powder”)
was
$94.8
billion,
despite
$50.7
billion
of
capital
deployed
in
the
year.
•
79%
of
Total
Dry
Powder
was
raised
since
the
beginning
of
2015.
Performance
Fee
Eligible
AUM
reached
$301.0
billion
at
quarter
end,
up
11%
year-over-year,
despite
significant
realizations
in
the
Real
Estate
and
Private
Equity
segments.
$17.4
$2.5
$12.7
$13.1
$45.8
Private Equity
Real Estate
Hedge Fund
Solutions
Credit
$36.3
$3.9
$22.3
$32.3

Blackstone

At
December
31,
2017,
Blackstone
had
$5.1
billion
in
total
cash,
cash
equivalents,
and
corporate
treasury
investments
and
$10.4
billion
of
cash
and
net
investments,
or
$8.68
per
unit.
Blackstone
has
no
net
debt,
a
$1.5
billion
undrawn
credit
revolver
and
maintains
A+/A+
ratings.
•
In
October,
Blackstone
issued
$300
million
of
30-year
notes
at
a
4.00%
coupon
and
$300
million
of
10-year
notes
at
a
3.15%
coupon,
with
proceeds
being
used
to
repurchase
all
of
the
outstanding
2019
notes.
Deconsolidated Balance Sheet Highlights
Balance Sheet Highlights are preliminary, and exclude the consolidated Blackstone Funds. GP/Fund Investments include Blackstone investments in Private Equity, Real Estate, Hedge Fund Solutions,
and Credit, which were $607 million, $893 million, $79 million, and $367 million, respectively, as of December 31, 2017. Cash and Net Investments per unit amounts are calculated using period end DE
Units Outstanding (see page 32, Unit Rollforward).
A+/A+
Rated by S&P and Fitch
$1.5 billion
Undrawn Credit Revolver
with August 2021 Maturity
$5.1
billion
Total Cash and
Corporate Treasury
Cash and Net Investments
(Per Unit)
(Dollars in Millions)
4Q’17
Cash and Cash Equivalents
$
1,992
Corporate Treasury
Investments
3,113
GP/Fund Investments
1,945
Net Accrued Performance
Fees
3,354
Cash
and Net Investments
$
10,404
Outstanding
Bonds (at par)
$
3,580
$8.01
$8.61
$8.68
4Q'15
4Q'16
4Q'17

Blackstone

$2,186
$1,986
$1,846
$931
$1,268
$1,130
$3,251
$3,470
$3,354
4Q'15
4Q'16
4Q'17
$1,159
$888
$1,432
$1,218
$134
$753
$2,527
$1,119
$2,444
2015
2016
2017
Performance Fees
Net Realized Performance Fees
(Dollars in Millions)
Net Accrued Performance Fees
(Dollars in Millions)
Private Equity
Real Estate
Credit
Hedge Fund Solutions
$3.4
billion
Net Accrued Performance Fees
at 4Q’17
$2.80
per unit
Net Accrued Performance Fees
at 4Q’17
Net Accrued Performance Fees per unit is calculated using period end DE Units Outstanding (see page 32, Unit Rollforward).
Net
Accrued
Performance
Fees
were
$3.4
billion
($2.80/unit),
stable
over
the
last
twelve
months
with
strong
appreciation
generating
$2.2
billion
of
additional
Net
Accrued
Performance
Fees
that
offset
$2.4
billion
of
Net
Realized
Performance
Fees.

Appendix

Blackstone

Total Segments
Effective 4Q’17, Total Segment measures have been redefined to eliminate inter-segment interest revenue and expense. This adjustment results in no change to Economic Income, ENI, DE and FRE on a Total Segment basis, but results in changes to each segment’s Economic Income. All historical results since its inception in 1Q’14 have been recast. Please see page 33 for Blackstone’s
Definitions of these measures. Effective 4Q’17, an insurance related multi-asset product in our Private Equity segment was reclassified to our Credit segment. All historical results since its inception in
3Q’16 have been recast. Please see Blackstone’s 4Q’17 Supplemental Financial Data available at ir.blackstone.com for additional historical periods.
(Dollars in Thousands)
4Q'16
1Q'17
2Q'17
3Q'17
4Q'17
FY'16
FY'17
Revenues
Management and Advisory Fees, Net
Base Management Fees
623,571
$
642,958
$
671,368
$
669,902
$
696,163
$
2,397,779
$
2,680,391
$
Transaction, Advisory and Other Fees, Net
35,618
40,222
38,892
32,295
45,407
144,858
156,816
Management Fee Offsets
(23,297)
(33,599)
(13,424)
(10,215)
(9,178)
(79,644)
(66,416)
Total Management and Advisory Fees, Net
635,892
649,581
696,836
691,982
732,392
2,462,993
2,770,791
Performance Fees
Realized Carried Interest
416,250
1,111,322
602,293
369,309
1,357,029
1,474,915
3,439,953
Realized Incentive Fees
83,993
47,137
41,106
101,198
187,858
172,101
377,299
Unrealized Carried Interest
239,210
(154,747)
65,080
432,597
(443,581)
481,241
(100,651)
Unrealized Incentive Fees
2,450
60,016
48,527
(8,472)
(108,548)
49,729
(8,477)
Total Performance Fees
741,903
1,063,728
757,006
894,632
992,758
2,177,986
3,708,124
Investment Income (Loss)
Realized
95,666
202,894
100,887
60,188
72,225
199,869
436,194
Unrealized
3,616
(98,935)
(33,167)
17,384
(16,488)
20,421
(131,206)
Total Investment Income
99,282
103,959
67,720
77,572
55,737
220,290
304,988
Interest Income and Dividend Revenue
28,544
28,496
33,703
37,885
42,836
96,399
142,920
Other
52,839
(8,287)
(62,469)
(34,144)
(35,151)
54,712
(140,051)
Total Revenues
1,558,460
1,837,477
1,492,796
1,667,927
1,788,572
5,012,380
6,786,772
Expenses
Compensation
241,063
289,027
305,257
302,798
306,034
1,083,216
1,203,116
Performance Fee Compensation
Realized Carried Interest
141,443
366,191
195,289
134,014
531,067
455,954
1,226,561
Realized Incentive Fees
33,286
22,752
21,481
46,823
69,627
78,096
160,683
Unrealized Carried Interest
137,591
(4,387)
74,500
187,158
(151,899)
312,838
105,372
Unrealized Incentive Fees
1,489
23,139
20,600
(7,094)
(40,931)
21,134
(4,286)
Total Compensation and Benefits
554,872
696,722
617,127
663,699
713,898
1,951,238
2,691,446
Interest Expense
39,086
39,450
40,294
40,749
72,345
148,022
192,838
Other Operating Expenses
119,642
96,462
105,838
106,617
115,949
431,836
424,866
Total Expenses
713,600
832,634
763,259
811,065
902,192
2,531,096
3,309,150
Economic Income
844,860
$
1,004,843
$
729,537
$
856,862
$
886,380
$
2,481,284
$
3,477,622
$
Economic Net Income
811,610
$
986,038
$
705,369
$
834,310
$
850,374
$
2,389,021
$
3,376,091
$
Fee Related Earnings
294,495
$
290,742
$
311,183
$
306,708
$
327,586
$
1,021,688
$
1,236,219
$
Distributable Earnings
638,994
$
1,230,138
$
781,365
$
625,566
$
1,239,146
$
2,121,575
$
3,876,215
$
Total Assets Under Management
366,553,465
$
368,196,917
$
371,056,281
$
387,449,746
$
434,128,243
$
366,553,465
$
434,128,243
$
Fee-Earning Assets Under Management
277,092,672
$
280,215,551
$
281,934,511
$
285,698,425
$
335,343,998
$
277,092,672
$
335,343,998
$
Weighted Average Fee-Earning AUM
274,475,842
$
279,582,971
$
281,966,547
$
284,114,581
$
311,353,064
$
264,986,623
$
289,116,993
$
LP Capital Invested
7,974,603
$
9,709,930
$
7,799,624
$
10,043,022
$
18,663,837
$
22,421,750
$
46,216,413
$
Total Capital Invested
8,221,697
$
11,840,913
$
8,382,583
$
10,925,170
$
19,529,797
$
23,275,410
$
50,678,463
$

Blackstone

Private Equity
(Dollars in Thousands)
4Q'16
1Q'17
2Q'17
3Q'17
4Q'17
FY'16
FY'17
Revenues
Management and Advisory Fees, Net
Base Management Fees
160,554
$
176,706
$
177,684
$
182,764
$
187,664
$
555,593
$
724,818
$
Transaction, Advisory and Other Fees, Net
7,763
16,176
17,289
8,748
15,411
39,283
57,624
Management Fee Offsets
(10,850)
(12,190)
(3,753)
(1,088)
(976)
(34,810)
(18,007)
Total Management and Advisory Fees, Net
157,467
180,692
191,220
190,424
202,099
560,066
764,435
Performance Fees
Realized Carried Interest
131,532
582,681
198,168
101,918
274,421
245,268
1,157,188
Unrealized Carried Interest
122,015
(184,478)
9
80,326
90,929
425,691
(13,214)
Total Performance Fees
253,547
398,203
198,177
182,244
365,350
670,959
1,143,974
Investment Income (Loss)
Realized
50,339
81,294
41,168
7,077
25,298
73,377
154,837
Unrealized
(26,136)
(40,522)
(25,892)
17,300
(2,303)
(4,593)
(51,417)
Total Investment Income
24,203
40,772
15,276
24,377
22,995
68,784
103,420
Interest Income and Dividend Revenue
7,510
6,661
7,922
9,046
9,209
25,364
32,838
Other
18,239
(1,800)
(16,124)
(8,346)
(9,392)
20,458
(35,662)
Total Revenues
460,966
624,528
396,471
397,745
590,261
1,345,631
2,009,005
Expenses
Compensation
72,916
83,603
90,676
96,166
92,229
309,968
362,674
Performance Fee Compensation
Realized Carried Interest
50,768
181,633
63,060
48,019
111,832
110,882
404,544
Unrealized Carried Interest
65,891
(39,356)
22,219
45,484
42,748
163,937
71,095
Total Compensation and Benefits
189,575
225,880
175,955
189,669
246,809
584,787
838,313
Interest Expense
12,987
10,427
10,728
10,804
19,170
49,126
51,129
Other Operating Expenses
34,771
27,761
28,592
32,166
32,478
130,685
120,997
Total Expenses
237,333
264,068
215,275
232,639
298,457
764,598
1,010,439
Economic Income
223,633
$
360,460
$
181,196
$
165,106
$
291,804
$
581,033
$
998,566
$
Total Assets Under Management
100,189,994
$
99,707,057
$
100,019,716
$
102,453,979
$
105,560,576
$
100,189,994
$
105,560,576
$
Fee-Earning Assets Under Management
69,110,457
$
68,227,286
$
68,029,670
$
67,538,062
$
70,140,883
$
69,110,457
$
70,140,883
$
Weighted Average Fee-Earning AUM
69,613,443
$
68,613,668
$
68,194,287
$
67,606,365
$
68,815,882
$
66,103,146
$
68,739,122
$
LP Capital Invested
2,355,726
$
4,736,388
$
3,846,841
$
3,725,919
$
4,614,237
$
7,443,607
$
16,923,385
$
Total Capital Invested
2,495,215
$
6,748,859
$
4,221,479
$
4,279,062
$
4,929,609
$
7,911,511
$
20,179,009
$

Blackstone

Real Estate
(Dollars in Thousands)
4Q'16
1Q'17
2Q'17
3Q'17
4Q'17
FY'16
FY'17
Revenues
Management Fees, Net
Base Management Fees
196,621
$
197,879
$
227,865
$
224,048
$
222,399
$
795,161
$
872,191
$
Transaction and Other Fees, Net
24,228
21,279
16,087
20,616
24,799
95,324
82,781
Management Fee Offsets
(1,666)
(3,550)
(5,018)
(4,232)
(3,134)
(7,322)
(15,934)
Total Management Fees, Net
219,183
215,608
238,934
240,432
244,064
883,163
939,038
Performance Fees
Realized Carried Interest
274,495
519,841
389,004
261,122
954,505
1,203,484
2,124,472
Realized Incentive Fees
15,600
2,914
5,315
50,588
37,585
29,625
96,402
Unrealized Carried Interest
58,849
(22,268)
77,200
292,544
(493,952)
(150,997)
(146,476)
Unrealized Incentive Fees
9,375
18,713
22,608
(21,977)
(18,775)
39,527
569
Total Performance Fees
358,319
519,200
494,127
582,277
479,363
1,121,639
2,074,967
Investment Income (Loss)
Realized
43,104
119,579
57,599
44,449
34,276
122,712
255,903
Unrealized
16,645
(83,853)
(20,519)
(8,319)
(9,529)
(1,119)
(122,220)
Total Investment Income
59,749
35,726
37,080
36,130
24,747
121,593
133,683
Interest Income and Dividend Revenue
10,866
12,094
14,493
15,461
16,036
38,453
58,084
Other
16,749
(3,150)
(22,965)
(13,108)
(12,202)
16,523
(51,425)
Total Revenues
664,866
779,478
761,669
861,192
752,008
2,181,371
3,154,347
Expenses
Compensation
82,000
102,702
110,266
105,753
108,490
385,352
427,211
Performance Fee Compensation
Realized Carried Interest
85,686
179,925
124,292
84,192
354,602
332,622
743,011
Realized Incentive Fees
4,888
1,364
2,931
21,887
20,011
12,085
46,193
Unrealized Carried Interest
41,787
11,798
59,174
113,731
(171,015)
44,775
13,688
Unrealized Incentive Fees
3,943
8,509
9,680
(10,005)
(8,215)
16,872
(31)
Total Compensation and Benefits
218,304
304,298
306,343
315,558
303,873
791,706
1,230,072
Interest Expense
13,138
14,635
14,787
15,028
26,891
49,849
71,341
Other Operating Expenses
37,956
30,864
33,379
33,256
38,543
137,581
136,042
Total Expenses
269,398
349,797
354,509
363,842
369,307
979,136
1,437,455
Economic Income
395,468
$
429,681
$
407,160
$
497,350
$
382,701
$
1,202,235
$
1,716,892
$
Total Assets Under Management
101,963,652
$
102,070,930
$
104,034,287
$
111,298,844
$
115,340,363
$
101,963,652
$
115,340,363
$
Fee-Earning Assets Under Management
72,030,054
$
71,904,741
$
73,710,243
$
75,081,521
$
83,984,824
$
72,030,054
$
83,984,824
$
Weighted Average Fee-Earning AUM
68,688,082
$
72,268,792
$
73,320,319
$
74,340,895
$
77,626,395
$
67,503,830
$
74,421,496
$
LP Capital Invested
3,978,386
$
2,590,419
$
2,371,918
$
3,778,790
$
10,845,388
$
10,969,746
$
19,586,515
$
Total Capital Invested
4,048,827
$
2,651,965
$
2,379,922
$
3,841,972
$
11,008,356
$
11,176,257
$
19,882,215
$

Blackstone

Hedge Fund Solutions
(Dollars in Thousands)
4Q'16
1Q'17
2Q'17
3Q'17
4Q'17
FY'16
FY'17
Revenues
Management Fees, Net
Base Management Fees
131,150
$
128,468
$
128,698
$
129,410
$
129,472
$
521,736
$
516,048
$
Transaction and Other Fees, Net
407
259
1,696
48
977
1,061
2,980
Management Fee Offsets
-
-
-
(28)
(65)
-
(93)
Total Management Fees, Net
131,557
128,727
130,394
129,430
130,384
522,797
518,935
Performance Fees
Realized Incentive Fees
35,172
14,684
6,995
14,217
118,447
42,177
154,343
Unrealized Carried Interest
(245)
3,797
143
635
231
504
4,806
Unrealized Incentive Fees
(9,354)
40,311
22,458
29,349
(89,153)
785
2,965
Total Performance Fees
25,573
58,792
29,596
44,201
29,525
43,466
162,114
Investment Income (Loss)
Realized
(753)
(632)
225
1,316
8,165
(7,224)
9,074
Unrealized
6,177
18,293
11,578
12,723
(1,582)
15,462
41,012
Total Investment Income
5,424
17,661
11,803
14,039
6,583
8,238
50,086
Interest Income and Dividend Revenue
5,196
3,997
4,674
5,316
7,538
13,864
21,525
Other
8,680
(1,610)
(10,720)
(5,859)
(6,191)
8,157
(24,380)
Total Revenues
176,430
207,567
165,747
187,127
167,839
596,522
728,280
Expenses
Compensation
39,509
47,604
47,361
44,347
37,470
185,320
176,782
Performance Fee Compensation
Realized Incentive Fees
13,307
7,317
4,362
6,884
34,785
19,397
53,348
Unrealized Carried Interest
(92)
1,209
178
216
183
181
1,786
Unrealized Incentive Fees
(3,550)
14,004
9,242
10,397
(32,532)
292
1,111
Total Compensation and Benefits
49,174
70,134
61,143
61,844
39,906
205,190
233,027
Interest Expense
6,481
6,543
6,688
6,763
11,624
24,524
31,618
Other Operating Expenses
19,039
16,379
16,318
17,958
17,610
75,870
68,265
Total Expenses
74,694
93,056
84,149
86,565
69,140
305,584
332,910
Economic Income
101,736
$
114,511
$
81,598
$
100,562
$
98,699
$
290,938
$
395,370
$
Total Assets Under Management
71,119,718
$
73,303,381
$
72,476,444
$
74,219,563
$
75,090,834
$
71,119,718
$
75,090,834
$
Fee-Earning Assets Under Management
66,987,553
$
68,812,528
$
67,824,464
$
69,037,961
$
69,914,061
$
66,987,553
$
69,914,061
$
Weighted Average Fee-Earning AUM
67,993,100
$
68,406,531
$
69,301,130
$
68,957,501
$
71,101,632
$
66,585,721
$
69,568,964
$
LP Capital Invested
260,482
$
121,857
$
89,985
$
360,748
$
328,640
$
753,548
$
901,230
$
Total Capital Invested
260,742
$
121,888
$
93,191
$
363,420
$
383,070
$
774,443
$
961,569
$

Blackstone

Credit
(Dollars in Thousands)
4Q'16
1Q'17
2Q'17
3Q'17
4Q'17
FY'16
FY'17
Revenues
Management Fees, Net
Base Management Fees
135,246
$
139,905
$
137,121
$
133,680
$
156,628
$
525,289
$
567,334
$
Transaction and Other Fees, Net
3,220
2,508
3,820
2,883
4,220
9,190
13,431
Management Fee Offsets
(10,781)
(17,859)
(4,653)
(4,867)
(5,003)
(37,512)
(32,382)
Total Management Fees, Net
127,685
124,554
136,288
131,696
155,845
496,967
548,383
Performance Fees
Realized Carried Interest
10,223
8,800
15,121
6,269
128,103
26,163
158,293
Realized Incentive Fees
33,221
29,539
28,796
36,393
31,826
100,299
126,554
Unrealized Carried Interest
58,591
48,202
(12,272)
59,092
(40,789)
206,043
54,233
Unrealized Incentive Fees
2,429
992
3,461
(15,844)
(620)
9,417
(12,011)
Total Performance Fees
104,464
87,533
35,106
85,910
118,520
341,922
327,069
Investment Income (Loss)
Realized
2,976
2,653
1,895
7,346
4,486
11,004
16,380
Unrealized
6,930
7,147
1,666
(4,320)
(3,074)
10,671
1,419
Total Investment Income
9,906
9,800
3,561
3,026
1,412
21,675
17,799
Interest Income and Dividend Revenue
4,972
5,744
6,614
8,062
10,053
18,718
30,473
Other
9,171
(1,727)
(12,660)
(6,831)
(7,366)
9,574
(28,584)
Total Revenues
256,198
225,904
168,909
221,863
278,464
888,856
895,140
Expenses
Compensation
46,638
55,118
56,954
56,532
67,845
202,576
236,449
Performance Fee Compensation
Realized Carried Interest
4,989
4,633
7,937
1,803
64,633
12,450
79,006
Realized Incentive Fees
15,091
14,071
14,188
18,052
14,831
46,614
61,142
Unrealized Carried Interest
30,005
21,962
(7,071)
27,727
(23,815)
103,945
18,803
Unrealized Incentive Fees
1,096
626
1,678
(7,486)
(184)
3,970
(5,366)
Total Compensation and Benefits
97,819
96,410
73,686
96,628
123,310
369,555
390,034
Interest Expense
6,480
7,845
8,091
8,154
14,660
24,523
38,750
Other Operating Expenses
27,876
21,458
27,549
23,237
27,318
87,700
99,562
Total Expenses
132,175
125,713
109,326
128,019
165,288
481,778
528,346
Economic Income
124,023
$
100,191
$
59,583
$
93,844
$
113,176
$
407,078
$
366,794
$
Total Assets Under Management
93,280,101
$
93,115,549
$
94,525,834
$
99,477,360
$
138,136,470
$
93,280,101
$
138,136,470
$
Fee-Earning Assets Under Management
68,964,608
$
71,270,996
$
72,370,134
$
74,040,881
$
111,304,230
$
68,964,608
$
111,304,230
$
Weighted Average Fee-Earning AUM
68,181,217
$
70,293,980
$
71,150,811
$
73,209,820
$
93,809,155
$
64,793,926
$
76,387,411
$
LP Capital Invested
1,380,009
$
2,261,266
$
1,490,880
$
2,177,565
$
2,875,572
$
3,254,849
$
8,805,283
$
Total Capital Invested
1,416,913
$
2,318,201
$
1,687,991
$
2,440,716
$
3,208,762
$
3,413,199
$
9,655,670
$

Blackstone

Unitholder Distribution
A detailed
description
of
Blackstone’s
distribution
policy
and
the
definition
of
Distributable
Earnings
can
be
found
on
page
33,
Definitions
and
Distribution
Policy.
DE
before
Certain
Payables
represents
Distributable
Earnings before the deduction for the Payable Under Tax Receivable Agreement and tax expense (benefit) of wholly owned subsidiaries. Per Unit calculations are based on end of period Total Common Units Outstanding
(page 32, Unit Rollforward); actual distributions are paid to unitholders as of the applicable record date. Retained capital is withheld pro-rata from common and Blackstone Holdings Partnership unitholders. Common unitholders’
share was $100 million for 4Q’17 and $313 million for FY’17.
Generated
$1.00
of
Distributable
Earnings
per
common
unit
during
the
quarter,
up
96%
from
the
prior
year,
bringing
the
full
year
amount
to
$3.17
per
common
unit.
Declared
a
quarterly
distribution
of
$0.85
per
common
unit
to
record
holders
as
of
February
12,
2018;
payable
on
February
20,
2018.
% Change
% Change
(Dollars in Thousands, Except per Unit Data)
4Q'16
1Q'17
2Q'17
3Q'17
4Q'17
vs. 4Q'16
FY'16
FY'17
Distributable Earnings
638,994
$
1,230,138
$
781,365
$
625,566
$
1,239,146
$
94%
2,121,575
$
3,876,215
$
83%
Add: Other Payables Attributable
to Common Unitholders
41,304
6,632
29,808
9,448
52,216
26%
82,318
98,104
19%
DE before Certain Payables
680,298
1,236,770
811,173
635,014
1,291,362
90%
2,203,893
3,974,319
80%
Percent to Common Unitholders
55%
55%
56%
56%
56%
55%
56%
DE before Certain Payables Attributable
to Common Unitholders
373,655
683,473
451,302
353,193
720,124
93%
1,202,108
2,208,092
84%
Less: Other Payables Attributable
to Common Unitholders
(41,304)
(6,632)
(29,808)
(9,448)
(52,216)
26%
(82,318)
(98,104)
19%
DE Attributable to Common Unitholders
332,351
676,841
421,494
343,745
667,908
101%
1,119,790
2,109,988
88%
DE per Common Unit
0.51
$
1.02
$
0.63
$
0.52
$
1.00
$
96%
1.73
$
3.17
$
83%
Less: Retained Capital per Common Unit
(0.04)
$
(0.15)
$
(0.09)
$
(0.08)
$
(0.15)
$
275%
(0.21)
$
(0.47)
$
124%
Actual Distribution per Common Unit
0.47
$
0.87
$
0.54
$
0.44
$
0.85
$
81%
1.52
$
2.70
$
78%
Record Date
Feb 12, 2018
Payable Date
Feb 20, 2018

Blackstone

4Q’17 Total AUM Rollforward
(Dollars in Millions)
FY’17 Total AUM Rollforward
(Dollars in Millions)
Inflows include contributions, capital raised, other increases in available capital, purchases, multi-asset product allocations to other strategies and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in available capital. Realizations represent realizations from the disposition of assets. Market Activity represents gains (losses)
on
portfolio
investments
and
impact
of
foreign
exchange
rate
fluctuations.
In
the
Real
Estate
segment,
carrying
value
for
core+
funds
excludes
BREIT.
Total Assets Under Management
Private
Equity
Real
Estate
Hedge
Fund
Solutions
Credit
Inflows:
Logicor asset management mandate ($6.0 billion); BPP, including first close for BPP Europe ($2.4 billion); BREDS ($946 million);
second Asian opportunistic fund close ($841 million); BREIT ($463 million).
Realizations: BREP opportunistic funds and co-invest ($8.9 billion); BREDS ($917 million); core+ funds ($331 million).
Market Activity:
Carrying value increases of 5.2% and 3.3% within the opportunistic and core+ funds, respectively.
Inflows: Customized solutions ($2.2 billion); individual investor and specialized solutions ($1.5 billion); commingled products ($417 million).
Outflows and Realizations:
Individual investor and specialized solutions ($2.5 billion); commingled products ($1.3 billion); customized solutions ($884 million).
Market Activity:
BAAM’s Principal Solutions Composite up 1.5% gross (1.3% net) during the quarter.
Inflows: Blackstone Insurance Solutions ($22.4 billion); Harvest acquisition ($11.2 billion); mezzanine funds ($2.4 billion); distressed strategies ($2.2
billion); three new CLOs ($2.1 billion); long only and MLP ($1.6 billion); BDCs ($323 million).
Outflows and Realizations: Long only and MLP ($1.4 billion); distressed strategies ($936 million); capital returned to investors for CLOs outside investment periods ($823
million); mezzanine funds ($710 million); dividends from BDCs ($551 million).
Inflows: Corporate Private Equity ($1.8 billion); Tactical Opportunities ($1.1 billion); Strategic Partners ($1.0 billion); multi-asset product
($667
million), BCP co-investments ($400 million).
Realizations: Corporate Private Equity ($2.0 billion); Tactical Opportunities ($1.5 billion); Strategic Partners ($832 million).
Market Activity:
Carrying value increase of 6.8% within Corporate Private Equity.
Private
Real
Hedge Fund
Equity
Estate
Solutions
3Q'17
102,454
$
111,299
$
74,220
$
99,477
$
387,450
$
Inflows
5,028

10,880

4,084

42,236

62,228

Outflows
(565)

(120)

(3,115)

(2,059)

(5,859)

Realizations
(4,405)

(10,195)

(1,619)

(2,432)

(18,651)

Net Inflows (Outflows)
58

565

(650)

37,746

37,718

Market Activity
3,049

3,477

1,521

913

8,960

4Q'17
105,561
$
115,340
$
75,091
$
138,136
$
434,128
$
QoQ Increase
3%
4%
1%
39%
12%
Credit
Total
Private
Real
Hedge Fund
Equity
Estate
Solutions
4Q'16
100,190
$
101,964
$
71,120
$
93,280
$
366,553
$
Inflows
12,631

23,844

12,106

59,374

107,956

Outflows
(1,230)

(1,400)

(10,662)

(6,165)

(19,457)

Realizations
(15,761)

(24,528)

(2,410)

(12,488)

(55,186)

Net Inflows (Outflows)
(4,360)

(2,083)

(965)

40,721

33,312

Market Activity
9,731

15,460

4,936

4,136

34,262

4Q'17
105,561
$
115,340
$
75,091
$
138,136
$
434,128
$
YoY Increase
5%
13%
6%
48%
18%
Credit
Total

Blackstone

4Q’17 Fee-Earning AUM Rollforward
(Dollars in Millions)
FY’17 Fee-Earning AUM Rollforward
(Dollars in Millions)
Private
Equity
Real
Estate
Hedge
Fund
Solutions
Credit
Inflows: Logicor asset management mandate ($5.9 billion); start of second Asia opportunistic fund investment period ($5.8 billion);
BPP
($1.9
billion); BREDS ($1.9 billion); BREIT ($463 million).
Realizations: BREP opportunistic funds and co-invest ($3.6 billion); BREDS ($1.5 billion); core+ funds ($300 million).
Outflows: Investment period ended for BREP Asia I ($2.1 billion).
Inflows: Customized solutions ($2.1 billion); individual investor and specialized solutions ($1.2 billion); commingled products ($405 million).
Outflows and Realizations:
Individual investor and specialized solutions ($2.4 billion); commingled products ($1.2 billion); customized solutions ($765 million).
Inflows: Blackstone Insurance Solutions ($22.4 billion); Harvest acquisition ($11.2 billion); mezzanine funds ($2.7 billion); three new CLOs
($2.1 billion); long only and MLP ($1.4 billion); distressed strategies ($361 million); BDCs ($323 million).
Outflows and Realizations: Long only and MLP ($1.3 billion); distressed strategies ($634 million); dividends from BDCs ($551 million);
mezzanine funds ($495 million); capital returned to investors for CLOs outside investment periods ($373 million).
Inflows: Tactical Opportunities ($1.7 billion); Corporate Private Equity ($1.6 billion); Strategic Partners ($1.1 billion).
Realizations: Tactical Opportunities ($641 million); Strategic Partners ($627 million); Corporate Private Equity ($616 million).
Fee-Earning Assets Under Management
Private
Real
Hedge Fund
Equity
Estate
Solutions
4Q'16
69,110
$
72,030
$
66,988
$
68,965
$
277,093
$
Inflows
8,257

23,556

10,302

55,100

97,216

Outflows
(1,197)

(2,773)

(9,777)

(4,365)

(18,112)

Realizations
(6,558)

(11,852)

(2,182)

(10,396)

(30,989)

Net Inflows (Outflows)
503

8,931

(1,657)

40,339

48,115

Market Activity
528

3,024

4,583

2,001

10,136

4Q'17
70,141
$
83,985
$
69,914
$
111,304
$
335,344
$
YoY Increase
1%
17%
4%
61%
21%
Credit
Total
Inflows include contributions, capital raised, other increases in available capital, purchases, multi-asset product allocations to other strategies and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in available capital. Realizations represent realizations from the disposition of assets. Market Activity represents gains (losses)
on portfolio investments and impact of foreign exchange rate fluctuations.
Private
Real
Hedge Fund
Equity
Estate
Solutions
3Q'17
67,538
$
75,082
$
69,038
$
74,041
$
285,698
$
Inflows
4,349
16,015
3,751
40,396
64,511
Outflows
(2,268)
(2,848)
(1,819)
(6,935)
Realizations
(1,884)
(5,443)
(1,479)
(1,611)
(10,418)
Net Inflows (Outflows)
2,465
8,304
(577)
36,966
47,158
Market Activity
138
599
1,453
297
2,488
4Q'17
70,141
$
83,985
$
69,914
$
111,304
$
335,344
$
QoQ Increase
4%
12%
1%
50%
17%
Credit
Total
-

Blackstone

Net Accrued Performance Fees
$3.4
billion
Net Accrued Performance Fees at 4Q’17
$2.80
per unit
Net Accrued Performance Fees at 4Q’17
$585 million
Increase to Receivable from Net Performance
Fee Income in 4Q’17
$841 million
Decrease to Receivable from Net Realized
Distributions in 4Q’17
Net Accrued Performance Fees are presented net of performance fee compensation and do not include clawback amounts, if any, which are disclosed in the 10-K/Q. Net Realized
Performance Fees are included in DE. Net Realized Performance Fees represents Performance Fees realized, but not yet distributed as of the reporting date and included in the Net
Accrued Performance Fee balance. When these fees are received, the receivable is reduced without further impacting DE. Per Unit calculations are based on end of period DE Units
Outstanding (see page 32, Unit Rollforward).
Net Accrued Performance Fees
(Dollars in Millions, Except per Unit Data)
3Q'17
4Q'17
4Q'17 Per Unit
QoQ Change
BCP IV Carried Interest
96
$
87
$
0.07
$
(9)
$
BCP V Carried Interest
75
73
0.06
(2)
BCP VI Carried Interest
618
668
0.56
50
BCP VII Carried Interest
-
16
0.01
16
BEP I Carried Interest
77
95
0.08
18
BEP II Carried Interest
14
5
-
(9)
Tactical Opportunities Carried Interest
119
104
0.09
(15)
Strategic Partners Carried Interest
56
66
0.06
10
BTAS Carried Interest
15
13
0.01
(2)
Other Carried Interest
2
3
-
1
Total Private Equity
1,072
$
1,130
$
0.94
$
58
$
8
9
0.01
1
BREP V Carried Interest
241
203
0.17
(38)
BREP VI Carried Interest
247
190
0.16
(57)
BREP VII Carried Interest
611
587
0.49
(24)
BREP VIII Carried Interest
236
255
0.21
19
BREP Europe III Carried Interest
182
67
0.06
(115)
BREP Europe IV Carried Interest
396
207
0.17
(189)
BREP Europe V Carried Interest
9
25
0.02
16
BREP Asia Carried Interest
84
102
0.09
18
BPP Carried Interest
86
100
0.08
14
BPP Incentive Fees
56
34
0.03
(22)
BREIT Incentive Fees
6
10
0.01
4
BREDS Carried Interest
20
22
0.02
2
BREDS Incentive Fees
12
13
0.01
1
Asia Platform Incentive Fees
9
6
0.01
(3)
BTAS Carried Interest
19
16
0.01
(3)
Total Real Estate
2,222
$
1,846
$
1.55
$
(376)
$
Carried Interest
5
5
-
-
Incentive Fees
69
84
0.07
15
Total Hedge Fund Solutions
74
$
89
$
0.07
$
15
$
224
268
0.22
44
Incentive Fees
18
21
0.02
3
Total Credit
242
$
289
$
0.24
$
47
$
3,440
3,186
2.66
(254)
Incentive Fees
170
168
0.14
(2)
Net Accrued Performance Fees
3,610
$
3,354
$
2.80
$
(256)
$
Memo: Net Realized Performance Fees
129
$
222
$
0.19
$
93
$
Real Estate
BREP IV Carried Interest
Private Equity
Credit
Carried Interest
Total Blackstone
Carried Interest
Hedge Fund Solutions

Blackstone

Investment
Records
as
of
December
31,
2017
(a)
Continued...
(Dollars in Thousands, Except Where Noted)
Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
Fund (Investment Period Beginning Date / Ending Date)
Capital
Capital (b)
Value
MOIC (c)
% Public
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
Private Equity
BCP I (Oct 1987 / Oct 1993)
859,081
$
-
$
-
$
n/a
-

1,741,738
$
2.6x
1,741,738
$
2.6x
19%
19%
BCP II (Oct 1993 / Aug 1997)
1,361,100

-

-

n/a
-

3,256,819

2.5x
3,256,819

2.5x
32%
32%
BCP III (Aug 1997 / Nov 2002)
3,967,422

-

-

n/a
-

9,184,688

2.3x
9,184,688

2.3x
14%
14%
BCOM (Jun 2000 / Jun 2006)
2,137,330

24,575

19,313

1.5x
-

2,953,649

1.4x
2,972,962

1.4x
7%
6%
BCP IV (Nov 2002 / Dec 2005)
6,773,182

209,846

756,129

0.8x
48%
20,677,725

3.2x
21,433,854

2.8x
42%
36%
BCP V (Dec 2005 / Jan 2011)
21,024,739

1,055,337

2,413,319

1.1x
43%
35,757,252

2.0x
38,170,571

1.9x
9%
8%
BCP VI (Jan 2011 / May 2016)
15,199,202

1,857,593

15,493,831

1.6x
20%
8,470,999

2.0x
23,964,830

1.7x
23%
13%
BEP I (Aug 2011 / Feb 2015)
2,437,639

157,170

2,558,266

1.5x
31%
1,323,850

2.0x
3,882,116

1.6x
32%
13%
BEP II (Feb 2015 / Feb 2021)
4,882,737

1,926,610

2,487,414

1.2x
-

47,388

2.1x
2,534,802

1.2x
     n/m
10%
BCP VII (May 2016 / May 2022)
18,507,997

13,697,870

4,147,133

1.2x
-

267,852

1.1x
4,414,985

1.2x
     n/m
9%
BCP Asia (Dec 2017 /Dec 2023)
1,576,564

1,423,640

-

n/a
-

-

n/a
-

n/a
n/a
n/a
Total Corporate Private Equity
78,726,993
$
20,352,641
$
27,875,405
$
1.4x
19%
83,681,960
$
2.2x
111,557,365
$
1.9x
17%
15%
Tactical Opportunities
16,565,845

6,853,971

9,534,468

1.2x
8%
4,458,750

1.7x
13,993,218

1.3x
25%
11%
Tactical Opportunities Co-Investment and Other
4,822,889

2,379,805

3,452,342

1.1x
-

885,924

1.7x
4,338,266

1.2x
n/a
13%
Strategic Partners I-V and Co-Investment (e)
11,862,658

1,718,537

2,300,197

     n/m
-

15,147,965

     n/m
17,448,162

1.5x
n/a
13%
Strategic Partners VI LBO, RE and SMA (e)
7,402,171

2,571,351

3,170,940

     n/m
-

2,320,522

     n/m
5,491,462

1.4x
n/a
20%
Strategic Partners VII (e)
7,489,970

3,780,343

3,103,959

     n/m
-

237,950

     n/m
3,341,909

1.2x
n/a
73%
Strategic Partners RA II (e)
1,491,009

1,167,065

221,364

     n/m
-

5,582

     n/m
226,946

1.0x
n/a
     n/m
BCEP (Jan 2017 / Jan 2021) (f)
4,755,133

3,377,340

1,374,222

1.0x
-

-

n/a
1,374,222

1.0x
     n/m
     n/m
Other Funds and Co-Investment (g)
1,096,679

513

42,895

0.8x
36%
637,938

0.9x
680,833

0.9x
n/a
n/a
Real Estate
Pre-BREP
140,714
$
-
$
-
$
n/a
-

345,190
$
2.5x
345,190
$
2.5x
33%
33%
BREP I (Sep 1994 / Oct 1996)
380,708

-

-

n/a
-

1,327,708

2.8x
1,327,708

2.8x
40%
40%
BREP II (Oct 1996 / Mar 1999)
1,198,339

-

-

n/a
-

2,531,614

2.1x
2,531,614

2.1x
19%
19%
BREP III (Apr 1999 / Apr 2003)
1,522,708

-

-

n/a
-

3,330,406

2.4x
3,330,406

2.4x
21%
21%
BREP IV (Apr 2003 / Dec 2005)
2,198,694

-

353,666

0.4x
38%
4,193,163

2.2x
4,546,829

1.7x
35%
12%
BREP V (Dec 2005 / Feb 2007)
5,539,418

-

1,753,688

2.0x
29%
11,558,245

2.4x
13,311,933

2.3x
13%
11%
BREP VI (Feb 2007 / Aug 2011)
11,060,444

556,763

2,073,204

2.0x
23%
25,369,422

2.6x
27,442,626

2.5x
14%
13%
BREP VII (Aug 2011 / Apr 2015)
13,495,014

2,063,092

12,489,255

1.6x
21%
15,571,767

2.1x
28,061,022

1.9x
30%
18%
BREP VIII (Apr 2015 / Oct 2020)
16,435,028

9,361,391

9,519,459

1.3x
1%
3,320,192

1.5x
12,839,651

1.4x
34%
18%
Total Global BREP
51,971,067
$
11,981,246
$
26,189,272
$
1.5x
15%
67,547,707
$
2.3x
93,736,979
$
2.0x
20%
16%
BREP Int'l (Jan 2001 / Sep 2005)
824,172
€
-
€
-
€
n/a
-

1,369,016
€
2.1x
1,369,016
€
2.1x
23%
23%
BREP Int'l II (Sep 2005 / Jun 2008) (h)
1,629,748

-

196,692

0.7x
22%
2,215,612

2.0x
2,412,304

1.7x
10%
8%
BREP Europe III (Jun 2008 / Sep 2013)
3,205,167

459,102

1,412,710

1.5x
-

4,929,306

2.5x
6,342,016

2.2x
22%
16%
BREP Europe IV (Sep 2013 / Dec 2016)
6,707,671

1,444,315

5,083,569

1.5x
6%
5,483,833

2.0x
10,567,402

1.7x
28%
18%
BREP Europe V (Dec 2016 / Jun 2022)
7,809,546

5,455,395

2,446,991

1.2x
-

-

n/a
2,446,991

1.2x
n/a
21%
Total Euro BREP
20,176,304
€
7,358,812
€
9,139,962
€
1.3x
4%
13,997,767
€
2.1x
23,137,729
€
1.7x
18%
14%
BREP Asia (Jun 2013 / Dec 2017)
5,094,145
$
2,039,069
$
4,058,820
$
1.4x
-

2,354,105
$
1.8x
6,412,925
$
1.5x
24%
17%
BREP Asia II (Dec 2017 / Jun 2023)
5,872,995

5,872,995

-

n/a
-

-

n/a
-

n/a
n/a
n/a
BREP Co-Investment (i)
6,872,697

146,573

2,524,738

1.8x
58%
11,289,288

2.1x
13,814,026

2.1x
16%
16%
Total BREP
94,515,478
$
28,874,136
$
43,680,859
$
1.5x
13%
99,227,773
$
2.2x
142,908,632
$
1.9x
19%
16%
BPP (j)
22,714,906
$
3,385,428
$
22,077,318
$
1.1x
-

1,687,447
$
3.1x
23,764,765
$
1.2x
n/m
12%
BREDS (k)
13,256,252
$
5,918,948
$
2,877,439
$
1.1x
-

8,470,740
$
1.3x
11,348,179
$
1.3x
12%
11%
Realized and Unrealized Investments amounts were adjusted in 4Q’17 to account for a change in methodology regarding the treatment of current income, which now recognizes all proceeds as
Realized Value.

Blackstone

(Dollars in Thousands, Except Where Noted)
Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
Fund (Investment Period Beginning Date / Ending Date)
Capital
Capital (b)
Value
MOIC (c)
% Public
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
Hedge Fund Solutions
BSCH (Dec 2013 / Jun 2020) (l)
3,298,575
$
2,598,501
$
816,577
$
1.0x
-

195,909
$
n/a
1,012,486
$
1.3x
n/a
6%
BSCH Co-Investment
276,000

193,020

109,490

1.0x
-

19,626

n/a
129,116

1.2x
n/a
16%
Total Hedge Fund Solutions
3,574,575
$
2,791,521
$
926,067
$
1.0x
-

215,535
$
n/a
1,141,602
$
1.3x
n/a
6%
Credit (m)
Mezzanine I (Jul 2007 / Oct 2011)
2,000,000
$
97,114
$
57,318
$
1.0x
-

4,767,097
$
1.6x
4,824,415
$
1.6x
n/a
17%
Mezzanine II (Nov 2011 / Nov 2016)
4,120,000

1,154,965

2,642,627

1.1x
-

3,735,972

1.5x
6,378,599

1.3x
n/a
13%
Mezzanine III (Sep 2016 / Sep 2021)
6,639,133

4,417,141

2,256,846

1.1x
-

482,139

1.4x
2,738,985

1.1x
n/a
14%
Stressed / Distressed Investing I (Sep 2009 / May 2013)
3,253,143

275,357

372,255

0.6x
-

5,541,335

1.5x
5,913,590

1.4x
n/a
11%
Stressed / Distressed Investing II (Jun 2013 / Jun 2018)
5,125,000

880,783

3,517,251

1.1x
-

2,045,005

1.5x
5,562,256

1.2x
n/a
14%
Stressed / Distressed Investing III (Dec 2017/ Dec 2022)
6,652,790

6,465,005

29,292

0.9x
-

-

n/a
29,292

0.9x
n/a
n/a
Energy Select Opportunities (Nov 2015 / Nov 2018)
2,856,867

1,308,588

1,640,289

1.1x
-

268,018

1.7x
1,908,307

1.2x
n/a
21%
Euro
European Senior Debt Fund (Feb 2015 / Feb 2018)
1,964,689
€
1,882,793
€
1,654,112
€
1.0x
-

507,929
€
1.5x
2,162,041
€
1.1x
n/a
10%
Total Credit
32,913,343
$
16,859,811
$
12,502,136
$
1.1x
-

17,413,704
$
1.6x
29,915,840
$
1.3x
n/a
14%
The returns presented herein represent those of the applicable Blackstone Funds and not those of The Blackstone Group L.P.
n/m
Not meaningful.
n/a
Not applicable.
(a)
Preliminary.
(b)
Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital and may include leverage, less invested capital. This amount is not reduced by outstanding commitments to investments.
(c)
Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Carried Interest, divided by invested capital.
(d)
unrealized value, as applicable, after management fees, expenses and Carried Interest.
(e)
Realizations are treated as return of capital until fully recovered and therefore unrealized and realized MOICs are not meaningful.
(f)
BCEP, or Blackstone Core Equity Partners, is a core private equity fund which invests with a more modest risk profile and longer hold period.
(g)
Returns for Other Funds and Co-Investment are not meaningful as these funds have limited transaction activity.
(h)
The 10% Realized Net IRR and 8% Total Net IRR exclude investors that opted out of the Hilton investment opportunity. Overall BREP International II performance reflects a 8% Realized Net IRR and a 6% Total Net IRR.  Previous quarters’ Investment Records reflected the overall BREP International II performance.
(i)
BREP Co-Investment represents co-investment capital raised for various BREP investments. The Net IRR reflected is calculated by aggregating each co-
investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest.
(j)
BPP represents the core+ real estate funds which invest with a more modest risk profile and lower leverage. Excludes BREIT.
(k)
Excludes Capital Trust drawdown funds.
(l)
(m)
Funds presented represent the flagship credit drawdown funds only. The Total Credit Net IRR is the combined IRR of the eight credit drawdown funds presented.
Net Internal Rate of Return (“IRR”) represents the annualized inception to December 31, 2017 IRR on total invested capital based on realized proceeds and
Investment
Records
as
of
December
31,
2017
(a)
–
Continued
BSCH, or Blackstone Strategic Capital Holdings, is a permanent capital vehicle focused on acquiring strategic minority positions in alternative asset managers.

Blackstone

Notes on page 26.
Reconciliation of GAAP to Non-GAAP Measures –
Quarters
(Dollars in Thousands)
1Q'16
2Q'16
3Q'16
4Q'16
1Q'17
(o)
2Q'17
3Q'17
4Q'17
Net Income Attributable to The Blackstone Group L.P.
159,753
$
198,626
$
312,905
$
367,951
$
461,825
$
342,775
$
384,642
$
281,588
$
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings
131,202
201,805
285,267
342,010
417,258
287,979
345,650
340,992
Net Income Attributable to Non-Controlling Interests in Consolidated Entities
40,086
64,729
82,653
58,684
138,685
112,944
113,446
132,364
Net Income Attributable to Redeemable Non-Controlling
Interests in Consolidated Entities
(6,401)
(2,049)
10,764
1,663
2,000
991
3,215
7,600
Net Income
324,640
$
463,111
$
691,589
$
770,308
$
1,019,768
$
744,689
$
846,953
$
762,544
$
Provision for Taxes
9,146
47,415
27,714
48,087
57,437
29,608
59,512
596,590
Income Before Provision for Taxes
333,786
$
510,526
$
719,303
$
818,395
$
1,077,205
$
774,297
$
906,465
$
1,359,134
$
Transaction-Related Charges
(a)
64,136
69,956
60,029
70,816
56,979
57,831
55,714
(347,055)
Amortization of Intangibles
(b)
23,208
23,208
22,054
15,996
11,344
11,344
11,344
14,265
(Income) Associated with Non-Controlling Interests of Consolidated Entities
(c)
(33,685)
(62,680)
(93,417)
(60,347)
(140,685)
(113,935)
(116,661)
(139,964)
Economic Income
387,445
$
541,010
$
707,969
$
844,860
$
1,004,843
$
729,537
$
856,862
$
886,380
$
(Taxes)
(d)
(16,794)
(21,234)
(20,985)
(33,250)
(18,805)
(24,168)
(22,552)
(36,006)
Economic Net Income
370,651
$
519,776
$
686,984
$
811,610
$
986,038
$
705,369
$
834,310
$
850,374
$
Taxes
(d)
16,794
21,234
20,985
33,250
18,805
24,168
22,552
36,006
Performance Fee Adjustment
(e)
(314,065)
(449,372)
(672,646)
(741,903)
(1,063,728)
(757,006)
(894,632)
(992,758)
Investment (Income) Adjustment
(f)
26,650
(59,771)
(87,887)
(99,282)
(103,959)
(67,720)
(77,572)
(55,737)
Other Revenue
(g)
6,248
(8,546)
425
(52,839)
8,287
62,469
34,144
35,151
Net Interest Loss
(h)
13,351
13,546
14,184
10,542
10,954
6,591
2,864
29,509
Performance Fee Compensation and Benefits Adjustment
(i)
106,075
180,723
267,415
313,809
407,695
311,870
360,901
407,864
Equity-Based Compensation -
Non-Incentive Fee Related
(j)
20,963
16,852
16,624
19,308
26,650
25,442
24,141
17,177
Fee Related Earnings
246,667
$
234,442
$
246,084
$
294,495
$
290,742
$
311,183
$
306,708
$
327,586
$
Net Realized Performance Fees
(k)
187,794
251,935
352,008
327,053
772,780
429,177
293,339
948,412
Realized Investment Income
(l)
(10,101)
53,670
60,634
95,666
202,894
100,887
60,188
72,225
Net Interest (Loss)
(h)
(13,351)
(13,546)
(14,184)
(10,542)
(10,954)
(6,591)
(2,864)
(29,509)
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
(m)
(16,794)
(31,588)
(51,089)
(67,678)
(25,324)
(53,291)
(31,805)
(79,568)
Distributable Earnings
394,215
$
494,913
$
593,453
$
638,994
$
1,230,138
$
781,365
$
625,566
$
1,239,146
$
Interest Expense
(n)
36,497
36,020
36,419
39,086
39,450
40,294
40,749
72,345
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
(m)
16,794
31,588
51,089
67,678
25,324
53,291
31,805
79,568
Depreciation and Amortization
6,292
6,331
7,338
12,010
6,216
6,392
6,027
6,593
Adjusted EBITDA
453,798
$
568,852
$
688,299
$
757,768
$
1,301,128
$
881,342
$
704,147
$
1,397,652
$

Blackstone

Notes on page 26.
Reconciliation
of
GAAP
to
Non-GAAP
Measures
–
Years
(Dollars in Thousands)
2013
2014
2015
2016
2017
(o)
Net Income Attributable to The Blackstone Group L.P.
1,171,202
$
1,584,589
$
709,789
$
1,039,235
$
1,470,830
$
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings
1,339,845
1,701,100
683,516
960,284
1,391,879
Net Income Attributable to Non-Controlling Interests in Consolidated Entities
198,557
335,070
219,900
246,152
497,439
Net Income Attributable to Redeemable Non-Controlling
Interests in Consolidated Entities
183,315
74,794
11,145
3,977
13,806
Net Income
2,892,919
$
3,695,553
$
1,624,350
$
2,249,648
$
3,373,954
$
Provision for Taxes
255,642
291,173
190,398
132,362
743,147
Income Before Provision for Taxes
3,148,561
$
3,986,726
$
1,814,748
$
2,382,010
$
4,117,101
$
Transaction-Related Charges
(a)
722,707
856,382
489,563
264,937
(176,531)
Amortization of Intangibles
(b)
106,643
111,254
104,530
84,466
48,297
(Income) Associated with Non-Controlling Interests of Consolidated Entities
(c)
(381,872)
(409,864)
(231,045)
(250,129)
(511,245)
Economic Income
3,596,039
$
4,544,498
$
2,177,796
$
2,481,284
$
3,477,622
$
(Taxes)
(d)
(82,164)
(199,512)
(27,527)
(92,263)
(101,531)
Economic Net Income
3,513,875
$
4,344,986
$
2,150,269
$
2,389,021
$
3,376,091
$
Taxes
(d)
82,164
199,512
27,527
92,263
101,531
Performance Fee Adjustment
(e)
(3,556,373)
(4,391,877)
(1,798,077)
(2,177,986)
(3,708,124)
Investment (Income) Adjustment
(f)
(687,805)
(471,628)
(52,849)
(220,290)
(304,988)
Other Revenue
(g)
(10,308)
(9,405)
(8,500)
(54,712)
140,051
Net Interest Loss
(h)
32,968
36,511
44,181
51,623
49,918
Performance Fee Compensation and Benefits Adjustment
(i)
1,413,182
1,285,503
564,560
868,022
1,488,330
Equity-Based Compensation -
Non-Incentive Fee Related
(j)
130,124
45,133
96,901
73,747
93,410
Fee Related Earnings
917,827
$
1,038,735
$
1,024,012
$
1,021,688
$
1,236,219
$
Net Realized Performance Fees
(k)
960,175
1,789,692
2,527,019
1,118,790
2,443,708
Realized Investment Income
(l)
170,471
543,425
418,808
199,869
436,194
Net Interest (Loss)
(h)
(32,968)
(36,511)
(44,181)
(51,623)
(49,918)
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
(m)
(156,734)
(280,788)
(90,470)
(167,149)
(189,988)
Distributable Earnings
1,858,771
$
3,054,553
$
3,835,188
$
2,121,575
$
3,876,215
$
Interest Expense
(n)
103,904
112,563
139,842
148,022
192,838
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
(m)
156,734
280,788
90,470
167,149
189,988
Depreciation and Amortization
35,441
32,300
27,213
31,971
25,228
Adjusted EBITDA
2,154,850
$
3,480,204
$
4,092,713
$
2,468,717
$
4,284,269
$

Blackstone

Reconciliation of GAAP to Non-GAAP Measures –
Notes
Note:
See page 33, Definitions and Distribution Policy.
(a)
This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for Transaction-Related Charges which include principally equity-based compensation charges associated with Blackstone’s initial public offering and certain long-term retention programs outside of annual deferred compensation, adjustments to the Tax Receivable Agreement liability and other corporate actions.
(b)
This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for the Amortization of Intangibles which are associated with Blackstone’s initial public offering and other corporate actions.
(c)
This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes the amount of (Income) Loss Associated with Non-
Controlling Interests of Consolidated Entities.
(d)
Taxes represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss)
Before Provision for Taxes and adjusted to exclude the tax impact on any divestitures.
(e)
This adjustment removes from EI the total segment amount of Performance Fees.
(f)
This adjustment removes from EI the total segment amount of Investment Income (Loss).
(g)
This adjustment removes from EI the total segment amount of Other Revenue.
(h)
This adjustment represents Interest Income and Dividend Revenue less Interest Expense.
(i)
This adjustment removes from expenses the compensation and benefit amounts related to Blackstone’s profit sharing plans related to Performance Fees, including Incentive Fee Related equity-based award expense.
(j)
Represents Non-Incentive Fee Related equity-based award expense and excludes all transaction-related equity-based charges.
(k)
Represents the adjustment for realized Performance Fees net of corresponding actual amounts due under Blackstone’s profit sharing plans related thereto. Equals the sum of Net Realized Incentive Fees and Net Realized Carried Interest.
(l)
Represents the adjustment for Blackstone’s Realized Investment Income (Loss).
(m)
Taxes and Related Payables Including Payable Under Tax Receivable Agreement represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss) Before Provision for Taxes and to exclude the tax impact on any divestitures and the Payable Under Tax Receivable Agreement.
(n)
Represents Total Segment Interest Expense.
(o)
Effective January 1, 2017, Fee Related Earnings, a Total Segment measure, has been redefined to exclude all Equity-Based
Compensation and Other Revenue. Distributable Earnings, a Total Segment measure, has been redefined to exclude Other Revenue.
All prior periods have been recast to reflect this definition.

Blackstone

Notes on page 28.
Continued...
Reconciliation of GAAP to Total Segment Measures
(Dollars in Thousands)
4Q'16
1Q'17
2Q'17
3Q'17
4Q'17
FY'16
FY'17
Management and Advisory Fees, Net
GAAP
630,092
$
642,142
$
686,586
$
680,641
$
719,687
$
2,442,975
$
2,729,056
$
Elimination Adjustment
(a)
5,800
7,439
10,250
11,341
12,705
20,018
41,735
Total Segment
635,892
$
649,581
$
696,836
$
691,982
$
732,392
$
2,462,993
$
2,770,791
$
Performance Fees
GAAP
741,563
$
1,063,142
$
756,397
$
893,844
$
991,773
$
2,176,331
$
3,705,156
$
Elimination Adjustment
(a)
340
586
609
788
985
1,655
2,968
Total Segment
741,903
$
1,063,728
$
757,006
$
894,632
$
992,758
$
2,177,986
$
3,708,124
$
Investment Income
GAAP
116,317
$
211,156
$
132,333
$
170,890
$
163,995
$
356,051
$
678,374
$
Consolidation and Elimination Adjustment
(b)
(17,035)
(107,197)
(64,613)
(93,318)
(108,258)
(135,761)
(373,386)
Total Segment
99,282
$
103,959
$
67,720
$
77,572
$
55,737
$
220,290
$
304,988
$
Interest, Dividend and Other Revenue
GAAP
Interest and Dividend Revenue
28,544
28,495
33,703
36,974
40,524
95,724
139,696
Other
52,853
(4,212)
(59,664)
(35,572)
(33,781)
54,753
(133,229)
GAAP
81,397
$
24,283
$
(25,961)
$
1,402
$
6,743
$
150,477
$
6,467
$
Consolidation and Elimination Adjustment
(a)(c)
(14)
(4,074)
(2,805)
2,339
942
634
(3,598)
Total Segment
81,383
$
20,209
$
(28,766)
$
3,741
$
7,685
$
151,111
$
2,869
$
Total Revenues
GAAP
1,569,369
$
1,940,723
$
1,549,355
$
1,746,777
$
1,882,198
$
5,125,834
$
7,119,053
$
Consolidation and Elimination Adjustment
(d)
(10,909)
(103,246)
(56,559)
(78,850)
(93,626)
(113,454)
(332,281)
Total Segment
1,558,460
$
1,837,477
$
1,492,796
$
1,667,927
$
1,788,572
$
5,012,380
$
6,786,772
$
Compensation
GAAP
304,347
$
351,589
$
367,203
$
359,209
$
364,484
$
1,335,408
$
1,442,485
$
Consolidation Adjustment
(e)
(63,284)
(62,562)
(61,946)
(56,411)
(58,450)
(252,192)
(239,369)
Total Segment
241,063
$
289,027
$
305,257
$
302,798
$
306,034
$
1,083,216
$
1,203,116
$
Interest Expense
GAAP
41,142
$
40,246
$
41,089
$
41,545
$
74,606
$
152,654
$
197,486
$
Consolidation and Elimination Adjustment
(c)
(2,056)
(796)
(795)
(796)
(2,261)
(4,632)
(4,648)
Total Segment
39,086
$
39,450
$
40,294
$
40,749
$
72,345
$
148,022
$
192,838
$

Blackstone

This analysis reconciles the summarized components of Total Segments (pages 3-7) to their respective Total Segment amounts (page 13) and to their equivalent GAAP measures
as
reported
on
the
Consolidated
Statements
of
Operations
(page
1).
(a)
Represents
the
add
back
of
the
management,
performance,
and
other
fees
earned
from
consolidated
Blackstone
Funds
which
have
been
eliminated
in
consolidation.
(b)
Represents the add back of investment income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation
and
the
inclusion
of
investment
income
on
non-consolidated
Blackstone
Funds
which
in
GAAP
is
recorded
as
Other
Income
(Loss)
-
Net
Gains
(Losses) from Fund Investment Activities.
(c)
Represents the elimination of interest income related to CLO investments and interest expense associated with the Tax Receivable Agreement.
(d)
Represents the total consolidation and elimination adjustments for Total Revenues and Total Expenses, respectively.
(e)
Represents transaction-based equity compensation that is not recorded in the segments.
(f)
Represents the add back for the amortization of transaction based intangibles, which is not recorded in the segments.
(g)
Represents the reversal of Fund Expenses which are attributable to consolidated Blackstone Funds and not a component of the segments.
(h)
Represents the inclusion of Other Income (Loss) which is a consolidation amount not recorded in the segments.
(i)
Represents the total consolidation and elimination adjustment between GAAP and Total Segments.
Reconciliation
of
GAAP
to
Total
Segment
Measures
–
Continued
(Dollars in Thousands)
4Q'16
1Q'17
2Q'17
3Q'17
4Q'17
FY'16
FY'17
General, Administrative and Other
GAAP
141,954
$
106,044
$
115,281
$
115,755
$
129,236
$
520,309
$
466,316
$
Consolidation and Elimination Adjustment
(f)
(22,312)
(9,582)
(9,443)
(9,138)
(13,287)
(88,473)
(41,450)
Total Segment
119,642
$
96,462
$
105,838
$
106,617
$
115,949
$
431,836
$
424,866
$
Total Expenses
GAAP
824,484
$
929,650
$
885,112
$
903,760
$
1,008,882
$
2,928,574
$
3,727,404
$
Less: GAAP Fund Expenses
(g)
(23,232)
(24,076)
(49,669)
(26,350)
(32,692)
(52,181)
(132,787)
Consolidation and Elimination Adjustment
(d)
(87,652)
(72,940)
(72,184)
(66,345)
(73,998)
(345,297)
(285,467)
Total Segment
713,600
$
832,634
$
763,259
$
811,065
$
902,192
$
2,531,096
$
3,309,150
$
GAAP Income Before Provision for Taxes to Total Segment Economic Income
GAAP
Revenues Less Expenses
744,885
1,011,073
664,243
843,017
873,316
2,197,260
3,391,649
Other Income
(h)
73,510
66,132
110,054
63,448
485,818
184,750
725,452
Income Before Provision for Taxes
818,395
1,077,205
774,297
906,465
1,359,134
2,382,010
4,117,101
Consolidation and Elimination Adjustment
(i)
26,465
(72,362)
(44,760)
(49,603)
(472,754)
99,274
(639,479)
Total Segment
844,860
$
1,004,843
$
729,537
$
856,862
$
886,380
$
2,481,284
$
3,477,622
$

Blackstone

Walkdown of Financial Metrics
See pages 30 and 31, Walkdown of Financial Metrics –
Calculation of Certain Non-GAAP Financial Metrics for the calculation of the amounts presented herein that are not the respective captions on page
13, Total Segments. 4Q’17 Fee Related Earnings per Unit is based on end of period DE Units Outstanding; 4Q’17 DE per Unit is based on DE attributable to Common Unitholders (see page
18, Unitholder Distribution) and end of period Total Common Units Outstanding; and 4Q’17 ENI per Unit is based on Weighted-Average ENI Adjusted Units. FY’17 per Unit represents the sum of the last four quarters. See page 32, Unit Rollforward.
(Dollars in Thousands, Except per Unit Data)
4Q'17
FY'17
Results
Per Unit
Results
Per Unit
732,392
$
2,770,791
$
(288,857)
(1,109,706)
(115,949)
(424,866)
Fee Related Earnings
327,586
$
0.27
$
1,236,219
$
1.03
$
122,450
230,316
825,962
2,213,392
72,225
436,194
(29,509)
(49,918)
(79,568)
(189,988)
Distributable Earnings
1,239,146
$
1.00
$
3,876,215
$
3.17
$
Net Unrealized Incentive Fees
(67,617)
(4,191)
Net Unrealized Carried Interest
(291,682)
(206,023)
Unrealized Investment (Loss)
(16,488)
(131,206)
Other Revenue
(35,151)
(140,051)
Add Back: Related Payables
43,562
88,457
Less: Equity-Based Compensation
(21,396)
(107,110)
Economic Net Income
850,374
$
0.71
$
3,376,091
$
2.81
$
Fee Related Compensation
Management and Advisory Fees, Net
Other Operating Expenses
Net Realized Incentive Fees
Net Realized Carried Interest
Realized Investment Income
Net Interest (Loss)
Taxes and Related Payables

Blackstone

Unless otherwise noted, all amounts are the respective captions from the Total Segment information.
(a)
(b)
Represents tax-related payables including the Payable Under Tax Receivable Agreement, which is a component of Taxes and Related Payables.
(c)
Represents equity-based award expense included in Economic Income, which excludes all transaction-related equity-based charges.
(Dollars in Thousands)
1Q'16
2Q'16
3Q'16
4Q'16
1Q'17
2Q'17
3Q'17
4Q'17
Compensation
(287,403)
$
(286,155)
$
(268,595)
$
(241,063)
$
(289,027)
$
(305,257)
$
(302,798)
$
(306,034)
$
Less: Equity-Based Compensation -
Non-Incentive Fee Related
20,963
16,852
16,624
19,308
26,650
25,442
24,141
17,177
Fee Related Compensation
(266,440)
$
(269,303)
$
(251,971)
$
(221,755)
$
(262,377)
$
(279,815)
$
(278,657)
$
(288,857)
$
Realized Incentive Fees
28,450
29,363
30,295
83,993
47,137
41,106
101,198
187,858
Less: Realized Incentive Fee Compensation
(14,123)
(15,251)
(15,436)
(33,286)
(22,752)
(21,481)
(46,823)
(69,627)
Plus: Equity-Based Compensation -
Incentive Fee Related
1,061
1,670
1,554
1,539
3,264
2,548
3,669
4,219
Net Realized Incentive Fees
15,388
$
15,782
$
16,413
$
52,246
$
27,649
$
22,173
$
58,044
$
122,450
$
Realized Carried Interest
230,909
323,734
504,022
416,250
1,111,322
602,293
369,309
1,357,029
Less: Realized Carried Interest Compensation
(58,503)
(87,581)
(168,427)
(141,443)
(366,191)
(195,289)
(134,014)
(531,067)
Net Realized Carried Interest
172,406
$
236,153
$
335,595
$
274,807
$
745,131
$
407,004
$
235,295
$
825,962
$
Interest Income and Dividend Revenue
23,146
22,474
22,235
28,544
28,496
33,703
37,885
42,836
Less: Interest Expense
(36,497)
(36,020)
(36,419)
(39,086)
(39,450)
(40,294)
(40,749)
(72,345)
Net Interest (Loss)
(13,351)
$
(13,546)
$
(14,184)
$
(10,542)
$
(10,954)
$
(6,591)
$
(2,864)
$
(29,509)
$
Taxes and Related Payables
(a)
(16,794)
$
(31,588)
$
(51,089)
$
(67,678)
$
(25,324)
$
(53,291)
$
(31,805)
$
(79,568)
$
Unrealized Incentive Fees
7,100
8,007
32,172
2,450
60,016
48,527
(8,472)
(108,548)
Less: Unrealized Incentive Fee Compensation
(3,448)
(2,689)
(13,508)
(1,489)
(23,139)
(20,600)
7,094
40,931
Net Unrealized Incentive Fees
3,652
$
5,318
$
18,664
$
961
$
36,877
$
27,927
$
(1,378)
$
(67,617)
$
Unrealized Carried Interest
47,606
88,268
106,157
239,210
(154,747)
65,080
432,597
(443,581)
Less: Unrealized Carried Interest Compensation
(30,001)
(75,202)
(70,044)
(137,591)
4,387
(74,500)
(187,158)
151,899
Net Unrealized Carried Interest
17,605
$
13,066
$
36,113
$
101,619
$
(150,360)
$
(9,420)
$
245,439
$
(291,682)
$
Related Payables
(b)
-
$
10,354
$
30,104
$
34,428
$
6,519
$
29,123
$
9,253
$
43,562
$
Equity-Based Compensation -
Non-Incentive Fee Related
20,963
16,852
16,624
19,308
26,650
25,442
24,141
17,177
Plus: Equity-Based Compensation -
Incentive Fee Related
1,061
1,670
1,554
1,539
3,264
2,548
3,669
4,219
Equity-Based Compensation
(c)
22,024
$
18,522
$
18,178
$
20,847
$
29,914
$
27,990
$
27,810
$
21,396
$
Walkdown of Financial Metrics – Calculation of Non-GAAP Financial Metrics – Quarters
See page 24, Reconciliation of GAAP to Non-GAAP Measures – Quarters for this adjustment.

Blackstone

Unless otherwise noted, all amounts are the respective captions from the Total Segment information.
(a)
(b)
Represents tax-related payables including the Payable Under Tax Receivable Agreement, which is a component of Taxes and Related Payables.
(c)
Represents equity-based award expense included in Economic Income, which excludes all transaction-related equity-based charges.
(Dollars in Thousands)
2013
2014
2015
2016
2017
Compensation
(1,115,640)
$
(1,153,511)
$
(1,189,219)
$
(1,083,216)
$
(1,203,116)
$
Less: Equity-Based Compensation - Non-Incentive Fee Related
130,124

45,133

96,901

73,747

93,410

Fee Related Compensation
(985,516)
$
(1,108,378)
$
(1,092,318)
$
(1,009,469)
$
(1,109,706)
$
Realized Incentive Fees
474,333

261,745

194,746

172,101

377,299

Less: Realized Incentive Fee Compensation
(200,915)

(110,099)

(85,946)

(78,096)

(160,683)

Plus: Equity-Based Compensation - Incentive Fee Related
-

3,093

6,143

5,824

13,700

Net Realized Incentive Fees
273,418
$
154,739
$
114,943
$
99,829
$
230,316
$
Realized Carried Interest
943,958

2,450,596

3,205,876

1,474,915

3,439,953

Less: Realized Carried Interest Compensation
(257,201)

(815,643)

(793,800)

(455,954)

(1,226,561)

Net Realized Carried Interest
686,757
$
1,634,953
$
2,412,076
$
1,018,961
$
2,213,392
$
Interest Income and Dividend Revenue
70,936

76,052

95,661

96,399

142,920

Less: Interest Expense
(103,904)

(112,563)

(139,842)

(148,022)

(192,838)

Net Interest (Loss)
(32,968)
$
(36,511)
$
(44,181)
$
(51,623)
$
(49,918)
$
Taxes and Related Payables
(a)
(156,734)
$
(280,788)
$
(90,470)
$
(167,149)
$
(189,988)
$
Unrealized Incentive Fees
(19,928)

(29,425)

(7,249)

49,729

(8,477)

Less: Unrealized Incentive Fee Compensation
11,651

19,276

2,490

(21,134)

4,286

Net Unrealized Incentive Fees
(8,277)
$
(10,149)
$
(4,759)
$
28,595
$
(4,191)
$
Unrealized Carried Interest
2,158,010

1,708,961

(1,595,296)

481,241

(100,651)

Less: Unrealized Carried Interest Compensation
(966,717)

(379,037)

312,696

(312,838)

(105,372)

Net Unrealized Carried Interest
1,191,293
$
1,329,924
$
(1,282,600)
$
168,403
$
(206,023)
$
Related Payables
(b)
74,570
$
81,276
$
62,943
$
74,886
$
88,457
$
Equity-Based Compensation - Non-Incentive Fee Related
130,124

45,133

96,901

73,747

93,410

Plus: Equity-Based Compensation - Incentive Fee Related
-

3,093

6,143

5,824

13,700

Equity-Based Compensation
(c)
130,124
$
48,226
$
103,044
$
79,571
$
107,110
$
Walkdown of Financial Metrics – Calculation of Non-GAAP Financial Metrics – Years
See page 25, Reconciliation of GAAP to Non-GAAP Measures – Years for this adjustment.

Blackstone

Unit Rollforward
Common Unitholders receive tax benefits from deductions taken by Blackstone’s corporate tax paying subsidiaries and bear responsibility for the deduction from Distributable
Earnings of the Payable Under Tax Receivable Agreement and certain other tax-related payables. Distributable Earnings Units Outstanding excludes units which are not entitled to distributions.
4Q'16
1Q'17
2Q'17
3Q'17
4Q'17
Total
GAAP
Weighted-Average
Common
Units
Outstanding
-
Basic
655,074,617
660,939,708
664,681,299
667,384,727
668,781,321
Adjustments:
Weighted-Average Unvested Deferred Restricted Common Units
1,643,603
809,184
998,974
663,474
702,960
Weighted-Average Blackstone Holdings Partnership Units
539,139,078
537,758,091
534,326,066
532,454,091
-
Total
GAAP
Weighted-Average
Units
Outstanding
-
Diluted
1,195,857,298
1,199,506,983
1,200,006,339
1,200,502,292
669,484,281
Adjustments:
Weighted-Average Blackstone Holdings Partnership Units
-
-
-
-
531,139,507
Weighted-Average Economic Net Income Adjusted Units
1,195,857,298
1,199,506,983
1,200,006,339
1,200,502,292
1,200,623,788
Economic Net Income Adjusted Units, End of Period
1,196,223,079
1,199,565,618
1,199,890,628
1,200,559,970
1,200,553,187
Total Common Units Outstanding
654,833,530
661,126,963
665,503,840
667,027,762
668,733,356
Adjustments:
Blackstone Holdings Partnership Units
537,393,402
535,206,716
530,678,056
532,235,827
530,472,212
Distributable Earnings Units Outstanding
1,192,226,932
1,196,333,679
1,196,181,896
1,199,263,589
1,199,205,568

Blackstone

Definitions and Distribution Policy
•
Blackstone uses Economic Income, or “EI”, as a key measure of value creation, a benchmark of its performance and in making resource deployment and compensation decisions across its four segments. EI represents segment net income before taxes excluding transaction-related charges. Transaction-
related charges arise from Blackstone’s initial public offering (“IPO”) and certain long-term retention programs outside of annual deferred compensation and other corporate actions, including acquisitions. Transaction-related charges include certain equity-based compensation charges, the amortization of intangible assets and contingent consideration associated with acquisitions. EI presents revenues and expenses on a basis that deconsolidates the investment funds Blackstone manages.
•
Economic Net Income, or “ENI”, represents EI adjusted to include current period taxes. Taxes represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss) Before Provision for Taxes and adjusted to exclude the tax impact of any divestitures.
•
Blackstone uses Fee Related Earnings, or “FRE”, which is derived from EI, as a measure to highlight earnings from operations excluding: (a) the income related to performance fees and related performance fee compensation, (b) income earned from Blackstone’s investments in the Blackstone Funds,
(c) net interest income (loss), (d) equity-based compensation, and (e) Other Revenue. Blackstone uses FRE as a measure to assess whether recurring revenue from its businesses is sufficient to adequately cover all of its operating expenses and generate profits. FRE equals contractual fee revenues less
(a)
compensation expenses (which excludes amortization of equity-based awards, Carried Interest and Incentive Fee compensation), and (b) other operating expenses.
Blackstone discloses the following financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:
•
Blackstone uses Adjusted Earnings Before Interest, Taxes and Depreciation and Amortization, or “Adjusted EBITDA”, as a supplemental non-GAAP measure derived from segment reported results and may be used to assess its ability to service its borrowings. Adjusted EBITDA represents DE plus the addition of (a) Interest Expense, (b) Taxes and Related Payables Including Payable Under Tax Receivable Agreement, and (c) Depreciation and
Amortization.
Distributable Earnings, or “DE”, which is derived from Blackstone’s segment reported results, is a supplemental measure to assess performance and amounts available for distributions to Blackstone unitholders, including Blackstone personnel and others who are limited partners of the Blackstone
Holdings partnerships. DE is intended to show the amount of net realized earnings without the effects of the consolidation of the Blackstone Funds. DE, which is a component of ENI, is the sum across all segments of: (a) Total Management, Advisory and Other Fees, Net, (b) Interest and Dividend Revenue,
(c) Realized Performance Fees, and (d) Realized Investment Income (Loss); less (a) Compensation, excluding the expense of equity-based awards,
(b) Realized Performance Fee Compensation, (c) Interest Expense, (d) Other Operating Expenses, and (e) Taxes and Related Payables Under the Tax
Receivable Agreement. DE is reconciled to Blackstone’s Consolidated Statement of Operations.
Distribution Policy. Blackstone’s intention is to distribute quarterly to common unitholders approximately 85% of The Blackstone Group L.P.’s share of
Distributable Earnings, subject to adjustment by amounts determined by Blackstone’s general partner to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future cash requirements such as tax-related payments, clawback obligations and distributions to unitholders for any ensuing quarter. The amount to be distributed could also be adjusted upward in any one quarter. All of the foregoing is subject to the qualification that the declaration and payment of any distributions are at the sole discretion of Blackstone’s general partner and may change its distribution policy at any time, including, without limitation, to eliminate such distributions entirely.

Blackstone

Forward-Looking Statements
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things,
Blackstone’s operations and financial performance. You can identify these forward-looking statements by the use of words such as
“outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,”
“intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone believes these factors include but are
not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended
December 31, 2016, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange
Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
This presentation does not constitute an offer of any Blackstone Fund.